UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22532

Name of Registrant: Royce Global Value Trust, Inc.

Address of Registrant: 745 Fifth Avenue
New York, NY 10151

Name and address of agent for service:	John E. Denneen, Esq. 745 Fifth Avenue New York, NY 10151

Registrant’s telephone number, including area code: (212) 508-4500
Date of fiscal year end: December 31, 2015
Date of reporting period: January 1, 2015 – June 30, 2015

Item 1.  Reports to Shareholders.

JUNE 30, 2015

2015 Semiannual
Review and Report to Stockholders

Royce Value Trust

Royce Micro-Cap Trust

Royce Global Value Trust

roycefunds.com

A Few Words on Closed-End Funds

Royce & Associates, LLC manages three closed-end funds: Royce Value Trust, which invests primarily in small-cap securities; Royce Micro-Cap Trust, which invests primarily in micro-cap securities; and Royce Global Value Trust, which invests in both U.S. and non-U.S. small-cap stocks. A closed-end fund is an investment company whose shares are listed and traded on a stock exchange. Like all investment companies, including open-end mutual funds, the assets of a closed-end fund are professionally managed in accordance with the investment objectives and policies approved by the fund’s Board of Directors. A closed-end fund raises cash for investment by issuing a fixed number of shares through initial and other public offerings that may include shelf offerings and periodic rights offerings. Proceeds from the offerings are invested in an actively managed portfolio of securities. Investors wanting to buy or sell shares of a publicly traded closed-end fund after the offerings must do so on a stock exchange, as with any publicly traded stock. Shares of closed-end funds frequently trade at a discount to their net asset value. This is in contrast to open-end mutual funds, which sell and redeem their shares at net asset value on a continuous basis.

A Closed-End Fund Can Offer Several Distinct Advantages

•
A closed-end fund does not issue redeemable securities or offer its securities on a continuous basis, so it does not need to liquidate securities or hold uninvested assets to meet investor demands for cash redemptions.

•
In a closed-end fund, not having to meet investor redemption requests or invest at inopportune times can be effective for value managers who attempt to buy stocks when prices are depressed and sell securities when prices are high.

•
A closed-end fund may invest in less liquid portfolio securities because it is not subject to potential stockholder redemption demands. This is potentially beneficial for Royce-managed closed-end funds, which invest primarily in small- and micro-cap securities.

•	The fixed capital structure allows permanent leverage to be employed as a means to enhance capital appreciation potential.

•	Royce Value Trust and Royce Micro-Cap Trust distribute capital gains on a quarterly basis. Each of these Funds has adopted a quarterly distribution policy for its common stock.

We believe that the closed-end fund structure can be an appropriate investment for a long-term investor who understands the benefits of a more stable pool of capital.
Why Dividend Reinvestment Is Important

A very important component of an investor’s total return comes from the reinvestment of distributions. By reinvesting distributions, our investors can maintain an undiluted investment in a Fund. To get a fair idea of the impact of reinvested distributions, please see the charts on pages 12 and 13. For additional information on the Funds’ Distribution Reinvestment and Cash Purchase Options and the benefits for stockholders, please see page 14 or visit our website at www.roycefunds.com.

Managed Distribution Policy

The Board of Directors of each of Royce Value Trust and Royce Micro-Cap Trust has authorized a managed distribution policy (“MDP”). Under the MDP, Royce Value Trust and Royce Micro-Cap Trust pay quarterly distributions at an annual rate of 7% of the average of the prior four quarter-end net asset values, with the fourth quarter being the greater of these annualized rates or the distribution required by IRS regulations. With each distribution, the Fund will issue a notice to its stockholders and an accompanying press release that provides detailed information regarding the amount and composition of the distribution (including whether any portion of the distribution represents a return of capital) and other information required by a Fund’s MDP. You should not draw any conclusions about a Fund’s investment performance from the amount of distributions or from the terms of a Fund’s MDP. A Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to stockholders; however, at this time there are no reasonably foreseeable circumstances that might cause the termination of any of the MDPs.

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Table of Contents

Semiannual Review

Letter to Our Stockholders	2

Performance	5

Semiannual Report to Stockholders

Managers’ Discussions of Fund Performance

Royce Value Trust	6

Royce Micro-Cap Trust	8

Royce Global Value Trust	10

History Since Inception	12

Distribution Reinvestment and Cash Purchase Options	14

Schedules of Investments and Other Financial Statements

Royce Value Trust	15

Royce Micro-Cap Trust	30

Royce Global Value Trust	43

Directors and Officers	55

Board Approval of Investment Advisory Agreements	56

Notes to Performance and Other Important Information	58

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Letter to Our Stockholders

“THE TIME IS OUT OF JOINT”

Anyone reestablishing contact with the wider world at the end of June would no doubt be pleased by the numbers that guide the financial and economic parts of our lives. The economy, following a first-quarter stumble in which GDP is estimated to have grown by 0.6%, appears once again to be growing at a faster clip. One could argue that its pace could be livelier, but healthy employment numbers, improving wages, and robust housing and auto markets would seem to promise a quickening in the coming months. Inflation is, for now, not a matter of great concern. Interest rates remain low—and will remain that way on an absolute basis, even with an increase (or two) in short-term rates likely before the end of 2015. And a Fed-led increase in short rates may cause long-term rates to back up as well, which would be bad news for the bond markets, though perhaps not for stocks.

One could find positive developments in the equity markets through the first half of the year—or so it would seem. Returns for each of the major domestic indexes were in the black through the end of June, while a welcome recovery finally arrived for many non-U.S. stocks in the year’s first six months. Three- and five-year average annualized returns for the small-cap Russell 2000 Index, the Nasdaq Composite, and the large-cap Russell 1000 and S&P 500 Indexes all topped 17%, well above the rolling three- and five-year historical averages for each index. It would appear that we are living through good times for the economy and possibly great ones for equities.
     Why, then, have we purloined a line from Hamlet to introduce our own take on stocks in the first half, one in which the titular protagonist warns of a troubling dislocation in the world around him? Some of the reasons are clear enough: Positive results for the first half notwithstanding, global equities were rocked by the highly publicized Greek default late in June. On the second-to-last trading day of the first half, many stocks gave away most, if not all, of their second-quarter gains. Markets in China faced arguably even more significant problems, considering how much larger and more important that nation’s economy is to the world compared to that of Greece. Chinese stocks plummeted 30% in the three weeks leading up to our Independence Day, making what seemed like a typical correction in June far more worrisome. A cut in interest rates and more relaxed rules for margin trading—both hastily put in place late in June—did little to stem the tide of selling.

Closer to home, there is the matter of how thoroughly disjointed results were for domestic equities. Large-cap returns, for example, were paltry—as can be seen from the table on page 3—brought even lower by the Greek drama that ushered out the month of June. Performance for small-caps and the Nasdaq looked appreciably better, but in each case looks are almost assuredly deceiving. Health Care was by far the dominant sector in every market cap range, from micro to large, that Russell Investments tracks. Yet the rule in the first half seemed to be the smaller—and more growth-driven—the company, the loftier the results, especially if it was involved in biotech, the industry that has reigned supreme within the Russell 2000 over much of the last two years. This has had the
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LETTER TO OUR STOCKHOLDERS

effect of creating decidedly narrow market leadership within the small-cap space. Outside of biotech, strong first-half performances were mostly limited to a handful of other Health Care industries, software companies, and a few outliers such as construction materials and tobacco. The small-cap market has thus moved from the tightly correlated markets of 2011-2013 into a new phase of wide divergence and constricted leadership. From our perspective, then, the market is indeed out of joint.

“MORE THINGS IN HEAVEN AND EARTH…”
We have actually been arguing that the market has been disjointed for some time now. Fed policies designed to keep the economy and capital markets above water, which included multiple rounds of QE and keeping interest rates at or near zero, had other, unintended consequences that had an outsized effect on the small-cap market. For example, it became both easy and affordable for businesses to add debt, essentially eroding the risk differential between lower- and higher-quality businesses. Lower-quality and more highly levered companies then began a historically atypical period of outperformance in which our funds mostly did not participate. The Fed’s zero-interest-rate policy (“ZIRP”) also stoked an intense hunger for yield, which drove up values for bond-proxy equities such as REITs and Utilities, regardless of their underlying quality or profitability, that have only recently begun to correct. These actions also boosted stock correlations and reduced volatility, making it harder to find the kind of mispriced opportunities that have always been our stock in trade.	Finally, there were significant runs for high-growth, non-earning, and more speculative businesses, many with negative EBIT. This continues into the present day with the recent contraction of small-cap leadership, which represents more of a bet on long-duration assets than current profitability. In each of these cases, our more qualitative, risk-conscious approaches have in general kept us away from these areas. While we are confident that this trend will fade and that speculative bubbles will burst, we also understand the frustrations that have built over the last few years as active managers such as ourselves have continued to lag our respective benchmarks.

So do these challenges mean that something is rotten in the state of small-cap, if only in some of its actively managed precincts? That is the question, more or less, that we have been wrestling with of late. To be sure, we ran the gamut in the first half from disappointment to optimism to frustration as investor preferences moved around. They first showed favor to long-duration assets, then looked, if only briefly, toward consistently profitable and/or conservatively capitalized companies before shifting back again. However, we have seen enough signs, both economically and in the market, which suggest that stocks are slowly moving back to what we would call their historical norm—lower overall returns, higher volatility, and long-term advantages for companies with consistent profits and high returns on invested capital.

Most notably, there was a positive directional trend dating from the first-half low for the 10-year Treasury on January 30

Equity Indexes As of June 30, 2015 (%)

•	Greek Drama Creates Underwhelming Results—The Greek default late in June eroded gains—giving equities second-quarter results that more closely hugged the flat line. The tech-oriented Nasdaq Composite was the leader, up 1.8%, followed by the small-cap Russell 2000 Index, which finished the quarter with a gain of 0.4%. The large-cap S&P 500 and Russell 1000 Indexes rose 0.3% and 0.1%, respectively.

•	Long-Term Returns in Excess—Both large-cap and small-cap indexes’ three- and five-year average annual total returns for the periods ended 6/30/15 were above 17%, well in excess of each index’s historical average.

•	Healthy and Informed—Health Care and Information Technology were the best performing sectors in the Russell 2000 year-to-date through 6/30/15—the former led by a wide margin—while Utilities and Materials were the worst performers in the year’s first half.

	YTD[1]	1-YR	3-YR	5-YR	10-YR

Russell 2000	4.75	6.49	17.81	17.08	8.40

S&P Small Cap 600	4.15	6.70	18.81	18.44	9.28

S&P 500	1.23	7.42	17.31	17.34	7.89

Russell 1000	1.71	7.37	17.73	17.58	8.13

Nasdaq Composite	5.30	13.13	19.33	18.78	9.26

Russell Midcap	2.35	6.63	19.26	18.23	9.40

Russell Microcap	6.03	8.21	19.25	17.48	7.07

Russell Global ex-U.S. Small Cap	7.74	-3.46	11.35	8.99	7.07

Russell Global ex-U.S. Large Cap	4.23	-5.02	9.96	8.13	5.80

[1]Not annualized
For details on The Royce Funds’ performance in the period, please turn to the Managers’ Discussions that begin on page 6.

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LETTER TO OUR STOCKHOLDERS

through the end of the first half. During this period, which included the bearish month of April, we were pleased with the way many of our portfolios either outperformed their benchmarks or began to narrow the gap. This was very clear during the growth scare engendered by (at the time) negative first-quarter GDP numbers, which led many companies to begin revising their earnings expectations downward. Of course, when it became clear that much of what put a drag on first-quarter numbers was temporary, including such factors as the awful winter weather, the West Coast port strike, and the plunge in oil prices, things began to pick up again fairly quickly, at least for the more speculative areas within Health Care and a few other narrow equity locales.

“THE READINESS IS ALL”
Yet this period also offered a potential preview of how the landscape for stocks will look when short-term interest rates begin to rise—which is likely to be later this year. We see higher rates breeding more uncertainty, be it about inflation, the cost of capital, or a number of other issues. This in turn typically leads to more mispricing in the short run, which creates precisely the opportunities that we crave as risk-conscious bargain hunters. To us, high rates are synonymous with higher risk. A higher-risk environment also tends to benefit quality companies (by which we mean conservatively capitalized, profitable businesses with high returns on invested capital and effective, shareholder-friendly management). So we have no worries about rising rates or greater volatility in the markets. In fact, we welcome both.

        We see quality differentiating itself when risk premiums rise because quality businesses are better businesses—as profitable, financially sound enterprises, they are purpose-built and run to survive periods of higher risk and/or greater uncertainty, which helps to explain why the market of the last several years has seen many of these companies disadvantaged in the easy-money,

ZIRP environment. In a phase in which few if any of the traditional penalties were paid for larding leverage onto corporate balance sheets, there were also scant advantages that have historically accrued to higher-quality, more conservatively capitalized companies.

        We feel confident that this era is over. Our expectation is for lower returns for stocks as a whole, but relatively better returns for both high-quality companies and more cyclical, less defensive sectors. We suspect that in a few years market observers will look back at 2015—and perhaps the longer span covering 2013-2015—as a hinge period in which the gradual sun-setting of interventionist Fed policies, coupled with the steady growth of the economy, restored the capital markets to something closer to more familiar historical patterns of performance and volatility. This is why we have been patiently holding so many companies in cyclical sectors, such as Industrials, Materials, and, more recently, Energy—they boast many attractive characteristics that the market has not yet fully recognized, a phenomenon we expect will change as the economy heats up. In our estimation their profitability, growth prospects, and reasonable to attractive valuations make them coiled springs. Until then, we wait.

To be sure, it has been a cycle of, at times, seemingly endless challenges for our active and risk-conscious approaches. Our collective patience has been sorely tested as we have waited (and waited) for many of our highest-confidence holdings to turn around. Of course, transitions are never easy, and the turn we have been anticipating has taken longer, after a few false starts, than any of us initially anticipated. Change, however, can take time—and we are often aware that a dramatic turn has occurred only in retrospect. We are content, then, to continue investing in the same way that we have for more than four decades—with a close eye on risk as we look for the intersection of attractive valuation and organic growth potential.

Sincerely,

Charles M. Royce	Christopher D. Clark	Francis D. Gannon
Chief Executive Officer,	President and Co-Chief Investment Officer,	Co-Chief Investment Officer,
Royce & Associates, LLC	Royce & Associates, LLC	Royce & Associates, LLC

July 31, 2015

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Performance

NAV Average Annual Total Returns
As of June 30, 2015 (%)

	YTD[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	SINCE INCEPTION	INCEPTION DATE

Royce Value Trust	1.69	-0.49	15.08	13.90	7.34	8.87	10.26	10.77	10.61	11/26/86

Royce Micro-Cap Trust	-0.52	-0.05	17.94	16.05	8.25	10.15	11.16	n.a.	11.20	12/14/93

Royce Global Value Trust	5.62	-6.18	n.a.	n.a.	n.a.	n.a.	n.a.	n.a.	1.04	10/17/13

INDEX

Russell 2000 Index	4.75	6.49	17.81	17.08	8.40	7.50	9.15	9.89	n.a.	n.a.

Russell Microcap Index	6.03	8.21	19.25	17.48	7.07	7.79	n.a.	n.a.	n.a.	n.a.

Russell Global Small Cap Index	6.37	0.34	13.69	11.77	7.36	7.30	n.a.	n.a.	n.a.	n.a.

[1] Not annualized

Important Performance and Risk Information
All performance information in this Review and Report reflects past performance, is presented on a total return basis, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when sold. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Funds are closed-end registered investment companies whose respective shares of common stock may trade at a discount to the net asset value. Shares of each Fund’s common stock are also subject to the market risk of investing in the underlying portfolio securities held by each Fund. Certain immaterial adjustments were made to the net assets of Royce Micro-Cap Trust at 12/31/12, as well as 12/31/14, for financial reporting purposes, and as a result the net asset value originally calculated on that date and the total return based on that net asset value differs from the adjusted net asset value and total return reported in the Financial Highlights. All indexes referenced are unmanaged and capitalization-weighted. Each index’s returns include net reinvested dividends and/or interest income. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 Index is an index of domestic small-cap stocks that measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell Microcap Index includes 1,000 of the smallest securities in the small-cap Russell 2000 Index, along with the next smallest eligible securities as determined by Russell. The Russell Global Small Cap Index is an unmanaged, capitalization-weighted index of global small-cap stocks. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Index returns include net reinvested dividends and/or interest income. Royce Value, Micro-Cap and Global Value Trust shares of common stock trade on the NYSE. Royce Fund Services, Inc (“RFS”) is a member of FINRA and has filed this Review and Report with FINRA on behalf of each Fund. RFS is not an underwriter or distributor of any of the Funds.

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MANAGER’S DISCUSSION

Royce Value Trust (RVT)

Chuck Royce

FUND PERFORMANCE
Royce Value Trust (NYSE: RVT) gained 1.7% on an NAV (net asset value) basis and 0.3% on a market price basis for the year-to-date period ended June 30, 2015, lagging each of its unleveraged small-cap benchmarks. For the same period, the Russell 2000 Index rose 4.8% while the S&P SmallCap 600 climbed 4.2%. Equities got off to a slow start in 2015 but soon righted themselves, with a bearish January giving way to solid first-quarter gains that were driven mostly by a strong rebound in February. RVT was up 1.0% on an NAV basis and 2.0% on a market price basis during the first quarter, trailing the Russell 2000, which gained 4.3%, and the S&P SmallCap 600, which advanced 4.0%.

    A similar pattern could be seen in the second quarter, as small-cap share prices stumbled through a downturn in April (when RVT lost less than both small-cap indexes on an NAV and market price basis) before rallying in May. June wound up being a volatile month, though this was not fully felt until its second-to-last day when the Greek default sent global stock prices into a tailspin. On an NAV basis, the Fund felt the brunt less than its benchmarks, which helped to make the second quarter a relatively strong one. RVT was up 0.7% based on NAV but fell 1.7% based on market price, while the Russell 2000 was up 0.4% and the S&P Small Cap 600 rose 0.2%. This was not enough, however, to overcome the portfolio’s first-quarter disadvantage. On an NAV and market price basis, the Fund outperformed the Russell 2000 for the 15-, 20-, 25-year, and since inception (11/26/86) periods ended June 30, 2015 while trailing the S&P SmallCap 600. RVT’s average annual NAV total return for the since inception period was 10.6%.

WHAT WORKED… AND WHAT DIDN’T
On a relative basis versus the Russell 2000, two sectors made a significant negative impact for the semiannual period. Health Care was the clear leader within the small-cap market as a whole, driven by highly impressive results for biotech stocks. The Fund was significantly underweight this sector and had very limited exposure to biotech companies, which hurt relative performance. RVT was slightly overweight in Information Technology during the first half but was also meaningfully underweight in software companies, which dominated overall small-cap returns in a fashion similar to what biotech did in Health Care.

RVT’s first-half results were also affected by net losses in the Energy and Materials sectors. In the former, the energy equipment & services group had a sizable negative impact while the metals & mining group in Materials detracted most out of all the Fund’s industry groups. Net losses at the position level were relatively modest. ADTRAN manufactures telecommunications networking equipment and internetworking products. We began reducing our position in the first half, primarily due to our frustration with waiting several quarters for revenues from a telecom equipment deal with AT&T to produce revenue. ADTRAN then announced that this project had been effectively scrapped because AT&T was rethinking its capital spending plans. Absent this business, which we thought would be a key revenue driver going forward, ADTRAN’s outlook looked far less attractive relative to other opportunities. We chose to hold our shares of Anixter International as its stock slipped. The company provides security systems and solutions, makes enterprise cabling, and also distributes electrical and electronic wire. Its stock was hurt when the company reduced its organic growth outlook for the year in two of its core distribution businesses—the enterprise cabling and security solutions line and its electronic wire and cable segment. Still, we like its prospects for recovery. We also held shares of another detractor, Qalaa Holdings (formerly Citadel Capital), a leading investment company in Africa and the Middle East. Its stock suffered from fears that lower oil prices would result in a reduction in Egyptian investment by the oil-producing countries of the Persian Gulf.

Turning to those areas that contributed to first-half returns, Industrials topped all of RVT’s 10 equity sectors and was positive relative to the Russell 2000. Top-contributing positions included The Hackett Group, which offers business consulting and technology implementation services. The firm’s shares moved higher in mid-May following the announcement of sterling results for its fiscal first quarter. Value Partners Group is a Hong Kong-based asset manager. Its stock rose sharply into May before correcting with the decline in Chinese stocks. We were pleased to see growth in its assets under management and improved performance and management fees, all of which helped its earnings. Nautilus, like The Hackett Group a top-10 holding at the end of June, makes branded health and fitness products such as Schwinn, Bowflex, and Nautilus itself. Its stock grew stronger after the firm reported double-digit earnings growth for its fiscal first quarter.

Top Contributors to Performance Year-to-Date Through 6/30/15 (%)[1]

Hackett Group (The)	0.37

Value Partners Group	0.34

Nautilus	0.33

Insperity	0.18

On Assignment	0.17

[1] Includes dividends

Top Detractors from Performance Year-to-Date Through 6/30/15 (%)[2]

ADTRAN	-0.14

Anixter International	-0.13

Citadel Capital	-0.13

Preformed Line Products	-0.12

Ethan Allen Interiors	-0.11

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
At the end of June, RVT remained overweight in Industrials, Materials, and Information Technology—substantially so in the first two of the three sectors. Our focus remains on companies that look poised for profit margin expansion as their revenue growth normalizes in concert with a faster-moving U.S. economy.

6 | 2015 Semiannual Report to Stockholders

PERFORMANCE AND PORTFOLIO REVIEW	SYMBOLS MARKET PRICE RVT NAV XRVTX

Performance
Average Annual Total Return (%) Through 6/30/15

	JAN-JUN 2015**	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	SINCE INCEPTION (11/26/86)

RVT (NAV)	1.69	-0.49	15.08	13.90	7.34	8.87	10.26	10.77	10.61

*Not Annualized

Market Price Performance History Since Inception (11/26/86)
Cumulative Performance of Investment through 6/30/151

[1]	Reflects the cumulative performance of an investment made by a stockholder who purchased one share at inception ($10.00 IPO), reinvested all distributions and fully participated in primary subscriptions of the Fund’s rights offerings.
[2]	Reflects the actual month-end market price movement of one share as it has traded on the NYSE.

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 58 for additional information.

Top 10 Positions
% of Net Assets

Nautilus	1.2

Hackett Group (The)	1.1

Ritchie Bros. Auctioneers	1.1

HEICO Corporation	1.1

On Assignment	1.1

Woodward	0.9

SEI Investments	0.9

Forward Air	0.9

Newport Corporation	0.8

Reliance Steel & Aluminum	0.8

Portfolio Sector Breakdown
% of Net Assets

Industrials	28.4

Information Technology	19.7

Financials	17.1

Consumer Discretionary	12.4

Materials	7.3

Health Care	5.0

Energy	2.8

Consumer Staples	2.5

Telecommunication Services	0.5

Utilities	0.1

Miscellaneous	3.0

Cash and Cash Equivalents, Net of Outstanding Line of Credit	1.2

Calendar Year Total Returns (%)

YEAR	RVT (NAV)

2014	0.8

2013	34.1

2012	15.4

2011	-10.1

2010	30.3

2009	44.6

2008	-45.6

2007	5.0

2006	19.5

2005	8.4

2004	21.4

2003	40.8

2002	-15.6

2001	15.2

2000	16.6

Portfolio Diagnostics

Fund Net Assets	$1,224 million

Number of Holdings	503

Turnover Rate	17%

Net Asset Value	$15.85

Market Price	$13.79

Average Market Capitalization[1]	$1,344 million

Weighted Average P/E Ratio[2,3]	20.4x

Weighted Average P/B Ratio[2]	2.6x

Holdings ≥ 75% of Total Investments	159

Active Share[4]	90%

U.S. Investments (% of Net Assets)	81.8%

Non-U.S. Investments (% of Net Assets)	17.0%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (12% of portfolio holdings as of 6/30/15).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Risk Information
All performance information reflects past performance, is presented on a total return basis, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.roycefunds.com. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund invests primarily in securities of small- and micro-cap companies, which may involve considerably more risk than investing in larger-cap companies. The Fund’s broadly diversified portfolio does not ensure a profit or guarantee against loss. Regarding the “Top Contributors” and “Top Detractors” tables shown on page 6, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to date performance for 2015.

2015 Semiannual Report to Stockholders | 7

MANAGER’S DISCUSSION

Royce Micro-Cap Trust (RMT)

Chuck Royce

FUND PERFORMANCE
For the year-to-date period ended June 30, 2015, Royce Micro-Cap Trust (NYSE: RMT) was down 0.5% on an NAV (net asset value) basis and fell 4.2% on a market price basis, trailing both of its unleveraged benchmarks. The small-cap Russell 2000 Index gained 4.8% while the Russell Microcap Index increased 6.0% for the same period. The Fund got off to a difficult start, losing more than each benchmark during the bearish January and underperforming for the first quarter as a whole—RMT lost 0.8% on an NAV basis and was down 0.6% on a market price basis compared to a gain of 4.3% for the Russell 2000 and an increase of 3.1% for the Russell Microcap in the opening quarter of 2015.

The second quarter was similarly underwhelming. RMT was up 0.3% on an NAV basis but slipped 3.6% based on market price versus respective second-quarter gains of 0.4% and 2.8% for the small-cap and micro-cap indexes. Long-term results offered more encouragement. The Fund outperformed the Russell 2000 on an NAV basis for the three-, 15-, 20-year, and since inception (12/14/93) periods ended June 30, 2015 while also beating the Russell Microcap for the 10- and 15-year periods ended June 30, 2015. (Returns for the Russell Microcap only go back to 2000.) RMT’s average annual NAV total return since inception was 11.2%.

WHAT WORKED... AND WHAT DIDN’T
When comparing the Fund’s results for the semiannual period to those of its benchmarks, three sectors stand out as problem areas—Consumer Discretionary, Health Care, and Information Technology. Only the first of these sectors, however, posted a net loss in the portfolio, mostly due to dismal results for five industries: the diversified consumer services, media, specialty retail, household durables, and textile, apparel & luxury goods groups. Health Care cut both ways in the first half. It led all of the portfolio’s 10 equity sectors by a good-sized margin, yet its performance paled before that area’s results within the Russell 2000 and Microcap indexes. Much of this can be traced to the Fund being significantly underweight the sector as a whole as well as having very little exposure to biotech stocks, which dominated first-half results for both of RMT’s benchmarks. Most biotech companies, however, lack the fundamental attributes we seek in our holdings. While Information Technology showed a net gain in the Fund for the first half, it also came up short versus that same sector’s results in the small-cap and micro-cap indexes. Two industry groups—Internet software & services and software—fared poorly versus the indexes. As was the case with Consumer Discretionary, we were overweight Information Technology at the end of June and believed that many holdings in both sectors can continue to rebound in concert with a more robustly recovering economy.

The Industrials sector posted respectable net gains on both an absolute and relative basis, keyed by a terrific performance from the Fund’s top contributor, Frontier Services Group. The Hong Kong-based company provides logistical services in Africa and benefited from a large capital gain on a portfolio investment and investor perception that its enhanced liquidity position will help fund FSG’s plan to expand its logistics network. Two of RMT’s top-10 holdings also made solid contributions. Shares of Ohio-based investment management firm Diamond Hill Investment Group climbed over much of the last few years, boosted most recently by strong earnings and growing revenues. Nautilus offers branded health and fitness products such as Schwinn, Bowflex, and Nautilus itself. Its stock gained strength after the firm reported double-digit earnings growth for its fiscal first quarter, part of a multi-year turnaround that kicked off when new management came on board four years ago. New products and operational discipline helped to improve profitability.

      As for those positions that detracted from results, we added shares of LeapFrog Enterprises early in the year when its stock was falling. The company makes technology-based educational platforms with curriculum interactive software content and standalone products. Around the same time the firm reported a fiscal third-quarter loss (caused primarily by poor sales and late product shipments), a class action suit was announced. We like its solid brand and think its business has value. EZCORP owns and operates pawn shops. Its stock fell sharply in the first quarter as the firm revised earnings downward before it declined further on news in April that it would delay its fiscal second-quarter earnings release because of an ongoing review of a loan portfolio. We reduced our position in March. Value Line produces investment-related periodical publications and also provides investment advisory services to mutual funds, institutions, and individuals. While the company remained solidly profitable and pays a dividend, its shares trended downward through much of the first half. We were happy to hold shares at the end of June.

Top Contributors to Performance Year-to-Date Through 6/30/15 (%)[1]

Frontier Services Group	0.97

Diamond Hill Investment Group	0.39

Nautilus	0.27

Smith & Wesson Holding Corporation	0.24

GTT Communications	0.22

[1] Includes dividends

Top Detractors from Performance Year-to-Date Through 6/30/15 (%)[2]

LeapFrog Enterprises Cl. A	-0.32

EZCORP Cl. A	-0.24

Value Line	-0.22

Qumu Corporation	-0.20

Graham Corporation	-0.20

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
The Fund had a significant overweight in Industrials and was also overweight in Consumer Discretionary, Information Technology, and Materials at the end of the semiannual period. We continue to believe that economic growth will accelerate, which should help portfolio holdings in these more cyclical sectors.

8 | 2015 Semiannual Report to Stockholders

PERFORMANCE AND PORTFOLIO REVIEW	SYMBOLS MARKET PRICE RMT NAV XOTCX

Performance
Average Annual Total Return (%) Through 6/30/15

	JAN-JUN 2015*	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (12/14/93)

RMT (NAV)	-0.52	-0.05	17.94	16.05	8.25	10.15	11.16	11.20

*Not Annualized

Market Price Performance History Since Inception (12/14/93)
Cumulative Performance of Investment1

[1]	Reflects the cumulative performance experience of a continuous common stockholder who purchased one share at inception ($7.50 IPO), reinvested all distributions and fully participated in the primary subscription of the Fund’s 1994 rights offering.
[2]	Reflects the actual month-end market price movement of one share as it has traded on NYSE and, prior to 12/1/03, on the Nasdaq.

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 58 for additional information.

Top 10 Positions
% of Net Assets

Diamond Hill Investment Group	1.2

Integrated Electrical Services	1.1

Atrion Corporation	1.1

MVC Capital	1.1

Seneca Foods	1.0

Nautilus	1.0

Newport Corporation	1.0

NN	1.0

Heritage-Crystal Clean	0.9

Mesa Laboratories	0.9

Portfolio Sector Breakdown
% of Net Assets

Information Technology	22.6

Industrials	20.7

Financials	19.8

Consumer Discretionary	16.6

Health Care	10.7

Materials	6.4

Consumer Staples	2.8

Energy	1.7

Utilities	0.3

Telecommunication Services	0.1

Miscellaneous	4.2

Preferred Stock	0.3

Outstanding Line of Credit, Net of Cash and Cash Equivalents	-6.2

Calendar Year Total Returns (%)

YEAR	RVT (NAV)

2014	3.5

2013	44.5

2012	17.3

2011	-7.7

2010	28.5

2009	46.5

2008	-45.5

2007	0.6

2006	22.5

2005	6.8

2004	18.7

2003	55.5

2002	-13.8

2001	23.4

2000	10.9

Portfolio Diagnostics

Fund Net Assets	$376 million

Number of Holdings	358

Turnover Rate	17%

Net Asset Value	$10.77

Market Price	$9.22

Net Leverage[1]	6%

Average Market Capitalization[2]	$349 million

Weighted Average P/E Ratio[3,4]	19.6x

Weighted Average P/B Ratio[3]	2.1x

Holdings ≥ 75% of Total Investments	155

Active Share[5]	95%

U.S. Investments (% of Net Assets)	90.8%

Non-U.S. Investments (% of Net Assets)	15.4%

[1]	Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets.
[2]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[3]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[4]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (25% of portfolio holdings as of 6/30/15).
[5]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Risk Information
All performance information reflects past performance, is presented on a total return basis, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.roycefunds.com. Certain immaterial adjustments were made to the net assets of Royce Micro-Cap Trust at 12/31/12 and 12/31/14 for financial reporting purposes, and as a result the net asset value originally calculated on that date and the total return based on that net asset value differs from the adjusted net asset value and total return reported in the Financial Highlights. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund normally invests in micro-cap companies, which may involve considerably more risk than investments in securities of larger-cap companies. The Fund’s broadly diversified portfolio does not ensure a profit or guarantee against loss. From time to time, the Fund may invest a significant portion of its net assets in foreign securities, which may involve political, economic, currency and other risks not encountered in U.S. investments. Regarding the “Top Contributors” and “Top Detractors” tables shown on page 8, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2015.

2015 Semiannual Report to Stockholders | 9

MANAGER’S DISCUSSION

Royce Global Value Trust (RGT)

Chuck Royce

FUND PERFORMANCE
Royce Global Value Trust gained 5.6% on an NAV (net asset value) basis and 3.4% on a market price basis for the year-to-date period ended June 30, 2015, lagging its benchmark, the Russell Global Small Cap Index, which advanced 6.4% for the same period. For most U.S. stocks, 2015 started on a discouraging note while non-U.S. equities had more mixed results. We were disappointed to see the Fund shed more value than the benchmark in January, lag in the bullish February, in which results were driven largely by U.S. and European equities, and fall back into the red in March. In the first quarter, Global Value Trust was up 0.6% on an NAV basis and 0.1% on a market price basis versus 3.9% for the index.

The Fund’s fortunes shifted in the opening month of the second quarter, when it held a generous lead over the global small-cap index on an NAV basis (+5.7% versus +2.3%). Unfortunately, this advantage did not last, and the Fund fell behind during May, when returns were lower though positive, and June, which turned decidedly bearish late in the month thanks to the Greek default and the quickening pace of decline for Chinese stocks. Global Value Trust, however, hung on to its relative edge thanks to its terrific April. For the second quarter, the Fund rose 4.9% on an NAV basis and 3.2% on a market price basis, outpacing the benchmark, which advanced 2.4% for the same period. While the Fund’s initial results have been underwhelming on both an absolute and relative basis, we remain confident that our disciplined, bottom-up approach can be successful.

WHAT WORKED... AND WHAT DIDN’T
Of the Fund’s eight equity sectors, Financials and Industrials—followed by Consumer Discretionary—led performance in the semiannual period. We were pleased that the first of these groups also achieved better results than the sector did within the portfolio’s benchmark while the second had a modestly negative impact relative to the benchmark. Three other sectors—Information Technology, Materials, and Health Care—had a more pronounced adverse effect on relative results. The first two were the largest detractors on an absolute basis as well. The Fund’s two biggest net losses at the position level came from Information Technology and are based in Germany. Aixtron engineers and manufactures metal organic chemical vapor deposition (MOVD) systems used to produce compound semiconductor layer structures for use in LED, laser, solar cell, and other applications. Its stock has been mostly trending downward over the last couple of years and began to fall more steadily late in 2014 and into 2015 as growth in revenues and earnings remained poor. We sold our position in mid-March. LPKF Laser & Electronics develops specialized mechanical engineering products for electronics production, the automotive industry, and in the manufacture of solar cells. After a disappointing 2014, its shares rallied briefly in February only to begin falling again in March after a disappointing first-quarter report led to a wave of selling. We reduced our position in the first half.

At the country level, holdings in the U.S. and Brazil had the largest negative impact on results in the first half. Net losses were somewhat mitigated, however, by holdings in Japan, the U.K., and Hong Kong. The advantage for the third of those nations was largely due to a position in the capital markets industry. Also a top-10 position at the end of June, Value Partners Group is a Hong Kong-based asset manager with a value orientation similar to our own. Its shares benefited from the meteoric rise in the Hong Kong and Shanghai markets in early May before cooling off with the bear market for Chinese stocks in June. We were pleased to see growth in its assets under management and improved performance and management fees, all of which helped its earnings. We trimmed our position before the correction. London-based Clarkson was the Fund’s biggest position at the end of June and second-largest contributor to performance in the first six months of 2015. An investment holding company whose subsidiaries provide integrated shipping services worldwide, its stock began to rise in February and did well through the remainder of 2015’s first half. Strong results for fiscal 2014, which were well ahead of market expectations, and a double-digit growth outlook helped drive performance. The company’s entrance into the FTSE 250 index on the London Stock Exchange in mid-April, a move which mandates that U.K. index funds invest in the stock, also played a part.

Top Contributors to Performance Year-to-Date Through 6/30/15 (%)[1]

Value Partners Group	0.80

Clarkson	0.64

Relo Holdings	0.49

Pico Far East Holdings	0.41

Trancom	0.31

[1] Includes dividends

Top Detractors from Performance Year-to-Date Through 6/30/15 (%)[2]

Aixtron ADR	-0.22

LPKF Laser & Electronics	-0.20

New World Department Store China	-0.19

Daphne International Holdings	-0.19

RHJ International	-0.19

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
As the global economy continues to recover, we continue to look for opportunities in several sectors and regions. At the end of the semiannual period Global Value Trust had substantial overweights in Industrials and Materials while also having greater exposure than its benchmark to Consumer Discretionary and Financials. At the country level the portfolio had far less exposure to the U.S. while having significantly greater exposure to the U.K., Canada, France, Hong Kong, Switzerland, Germany, and Brazil.

10 | 2015 Semiannual Report to Stockholders

PERFORMANCE AND PORTFOLIO REVIEW	SYMBOLS MARKET PRICE RGT NAV XRGTX

Performance
Average Annual Total Return (%) Through 6/30/15

	JAN-JUN 2015*	1-YR	SINCE INCEPTION (10/17/13)

RGT (NAV)	5.62	-6.18	1.04

*Not Annualized

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 58 for additional information.

Top 10 Positions
% of Net Assets

Clarkson	2.0

Genworth MI Canada	2.0

Value Partners Group	1.6

CETIP - Mercados Organizados	1.5

Relo Holdings	1.4

Consort Medical	1.3

TGS-NOPEC Geophysical	1.3

New World Department Store China	1.2

Shimano	1.2

Ashmore Group	1.2

Portfolio Sector Breakdown
% of Net Assets

Industrials	25.9

Financials	23.0

Consumer Discretionary	17.1

Information Technology	13.5

Materials	11.6

Health Care	9.3

Energy	3.5

Consumer Staples	1.9

Outstanding Line of Credit, Net of Cash and Cash Equivalents	-5.8

Calendar Year Total Returns (%)

YEAR	RGT (NAV)

2014	-6.2

Portfolio Country Breakdown[1,2]
% of Net Assets

United States	14.8

United Kingdom	13.4

Japan	11.9

Canada	10.1

France	8.7

Hong Kong	7.4

Switzerland	5.3

Germany	4.1

Brazil	3.6

[1]	Represents countries that are 3% or more of net assets.
[2]	Securities are categorized by the country of their headquarters.

Portfolio Diagnostics

Fund Net Assets	$101 million

Number of Holdings	269

Turnover Rate	34%

Net Asset Value	$9.77

Market Price	$8.31

Net Leverage[1]	6%

Average Market Capitalization[2]	$1,330 million

Weighted Average P/E Ratio[3,4]	18.6x

Weighted Average P/B Ratio[3]	2.7x

Holdings ≥ 75% of Total Investments	111

Active Share[5]	98%

[1]	Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets.
[2]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[3]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[4]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (6% of portfolio holdings as of 6/30/15).
[5]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Risk Information
All performance information reflects past performance, is presented on a total return basis, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.roycefunds.com. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund invests primarily in securities of small- and micro-cap companies, which may involve considerably more risk than investments in securities of larger-cap companies. The Fund’s broadly diversified portfolio does not ensure a profit or guarantee against loss. From time to time, the Fund may invest a significant portion of its net assets in foreign securities, which may involve political, economic, currency and other risks not encountered in U.S. investments. Regarding the “Top Contributors” and “Top Detractors” tables shown on page 10, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2015.

2015 Semiannual Report to Stockholders | 11

History Since Inception

The following table details the share accumulations by an initial investor in the Funds who reinvested all distributions and participated fully in primary subscriptions for each of the rights offerings. Full participation in distribution reinvestments and rights offerings can maximize the returns available to a long-term investor. This table should be read in conjunction with the Performance and Portfolio Reviews of the Funds.

HISTORY		AMOUNT INVESTED	PURCHASE PRICE[1]	SHARES	NAV VALUE[2]	MARKET VALUE[2]

Royce Value Trust
11/26/86	Initial Purchase	$10,000	$10.000	1,000	$9,280	$10,000

10/15/87	Distribution $0.30		7.000	42

12/31/87	Distribution $0.22		7.125	32	8,578	7,250

12/27/88	Distribution $0.51		8.625	63	10,529	9,238

9/22/89	Rights Offering	405	9.000	45

12/29/89	Distribution $0.52		9.125	67	12,942	11,866

9/24/90	Rights Offering	457	7.375	62

12/31/90	Distribution $0.32		8.000	52	11,713	11,074

9/23/91	Rights Offering	638	9.375	68

12/31/91	Distribution $0.61		10.625	82	17,919	15,697

9/25/92	Rights Offering	825	11.000	75

12/31/92	Distribution $0.90		12.500	114	21,999	20,874

9/27/93	Rights Offering	1,469	13.000	113

12/31/93	Distribution $1.15		13.000	160	26,603	25,428

10/28/94	Rights Offering	1,103	11.250	98

12/19/94	Distribution $1.05		11.375	191	27,939	24,905

11/3/95	Rights Offering	1,425	12.500	114

12/7/95	Distribution $1.29		12.125	253	35,676	31,243

12/6/96	Distribution $1.15		12.250	247	41,213	36,335

1997	Annual distribution total $1.21		15.374	230	52,556	46,814

1998	Annual distribution total $1.54		14.311	347	54,313	47,506

1999	Annual distribution total $1.37		12.616	391	60,653	50,239

2000	Annual distribution total $1.48		13.972	424	70,711	61,648

2001	Annual distribution total $1.49		15.072	437	81,478	73,994

2002	Annual distribution total $1.51		14.903	494	68,770	68,927

1/28/03	Rights Offering	5,600	10.770	520

2003	Annual distribution total $1.30		14.582	516	106,216	107,339

2004	Annual distribution total $1.55		17.604	568	128,955	139,094

2005	Annual distribution total $1.61		18.739	604	139,808	148,773

2006	Annual distribution total $1.78		19.696	693	167,063	179,945

2007	Annual distribution total $1.85		19.687	787	175,469	165,158

2008	Annual distribution total $1.72[3]		12.307	1,294	95,415	85,435

3/11/09	Distribution $0.32[3]		6.071	537	137,966	115,669

12/2/10	Distribution $0.03		13.850	23	179,730	156,203

2011	Annual distribution total $0.78[3]		13.043	656	161,638	139,866

2012	Annual distribution total $0.80		13.063	714	186,540	162,556

2013	Annual distribution total $2.19[4]		16.647	1,658	250,219	220,474

2014	Annual distribution total $1.82		14.840	1,757	252,175	222,516

2015	Year-to-Date distribution total $0.59		14.196	652

6/30/15		$21,922		16,180	$256,453	$223,122

[1]	The purchase price used for annual distribution totals is a weighted average of the distribution reinvestment prices for the year.
[2]	Values are stated as of December 31 of the year indicated, after reinvestment of distributions, other than for initial purchase.
[3]	Includes a return of capital.
[4]	Includes Royce Global Value Trust spin-off of $1.40 per share.

12 | 2015 Semiannual Report to Stockholders

HISTORY		AMOUNT INVESTED	PURCHASE PRICE[1]	SHARES	NAV VALUE[2]	MARKET VALUE[2]

Royce Micro-Cap Trust
12/14/93	Initial Purchase	$7,500	$7.500	1,000	$7,250	$7,500

10/28/94	Rights Offering	1,400	7.000	200

12/19/94	Distribution $0.05		6.750	9	9,163	8,462

12/7/95	Distribution $0.36		7.500	58	11,264	10,136

12/6/96	Distribution $0.80		7.625	133	13,132	11,550

12/5/97	Distribution $1.00		10.000	140	16,694	15,593

12/7/98	Distribution $0.29		8.625	52	16,016	14,129

12/6/99	Distribution $0.27		8.781	49	18,051	14,769

12/6/00	Distribution $1.72		8.469	333	20,016	17,026

12/6/01	Distribution $0.57		9.880	114	24,701	21,924

2002	Annual distribution total $0.80		9.518	180	21,297	19,142

2003	Annual distribution total $0.92		10.004	217	33,125	31,311

2004	Annual distribution total $1.33		13.350	257	39,320	41,788

2005	Annual distribution total $1.85		13.848	383	41,969	45,500

2006	Annual distribution total $1.55		14.246	354	51,385	57,647

2007	Annual distribution total $1.35		13.584	357	51,709	45,802

2008	Annual distribution total $1.19[3]		8.237	578	28,205	24,807

3/11/09	Distribution $0.22[3]		4.260	228	41,314	34,212

12/2/10	Distribution $0.08		9.400	40	53,094	45,884

2011	Annual distribution total $0.53[3]		8.773	289	49,014	43,596

2012	Annual distribution total $0.51		9.084	285	57,501	49,669

2013	Annual distribution total $1.38		11.864	630	83,110	74,222

2014	Annual distribution total $2.90		10.513	1,704	86,071	76,507

2015	Year-to-Date distribution total $0.45		9.597	360

6/30/15		$8,900		7,950	$85,622	$73,299

Royce Global Value Trust
10/17/13	Initial Purchase	$8,975	$8.975	1,000	$9,780	$8,975

12/11/14	Distribution $0.15		7.970	19	9,426	8,193

6/30/15		$8,975		1,019	$9,956	$8,468

[1]	The purchase price used for annual distribution totals is a weighted average of the distribution reinvestment prices for the year.
[2]	Values are stated as of December 31 of the year indicated, after reinvestment of distributions, other than for initial purchase.
[3]	Includes a return of capital.

2015 Semiannual Report to Stockholders | 13

Distribution Reinvestment and Cash Purchase Options

Why should I reinvest my distributions?
By reinvesting distributions, a stockholder can maintain an undiluted investment in the Fund. The regular reinvestment of distributions has a significant impact on stockholder returns. In contrast, the stockholder who takes distributions in cash is penalized when shares are issued below net asset value to other stockholders.

How does the reinvestment of distributions from the Royce closed-end funds work?
The Funds automatically issue shares in payment of distributions unless you indicate otherwise. The shares are generally issued at the lower of the market price or net asset value on the valuation date.

How does this apply to registered stockholders?
If your shares are registered directly with a Fund, your distributions are automatically reinvested unless you have otherwise instructed the Funds’ transfer agent, Computershare, in writing, in which case you will receive your distribution in cash. A registered stockholder also may have the option to receive the distribution in the form of a stock certificate.

What if my shares are held by a brokerage firm or a bank?
If your shares are held by a brokerage firm, bank, or other intermediary as the stockholder of record, you should contact your brokerage firm or bank to be certain that it is automatically reinvesting distributions on your behalf. If they are unable to reinvest distributions on behalf, you should have your shares registered in your name in order to participate.

What other features are available for registered stockholders?
The Distribution Reinvestment and Cash Purchase Plans also allow registered stockholders to make optional cash purchases of shares of a Fund’s common stock directly through Computershare on a monthly basis, and to deposit certificates representing your RVT and RMT shares with Computershare for safekeeping. (RGT does not issue shares in certificated form). Plan participants are subject to a $0.75 service fee for each voluntary cash purchase under the Plans. The Funds’ investment adviser absorbed all commissions on optional cash purchases under the Plans through December 31, 2014.

How do the Plans work for registered stockholders?
Computershare maintains the accounts for registered stockholders in the Plans and sends written confirmation of all transactions in the account. Shares in the account of each participant will be held by Computershare in non-certificated form in the name of the participant, and each participant will be able to vote those shares at a stockholder meeting or by proxy. A participant may also send stock certificates for RVT and RMT held by them to Computershare to be held in non-certificated form. RGT does not issue shares in certificated form. There is no service fee charged to participants for reinvesting distributions. If a participant elects to sell shares from a Plan account, Computershare will deduct a $2.50 service fee from the sale transaction. The Funds’ investment adviser absorbed all commissions on optional sales under the Plans through December 31, 2014. If a nominee is the registered owner of your shares, the nominee will maintain the accounts on your behalf.

How can I get more information on the Plans?
You can call an Investor Services Representative at (800) 221-4268 or you can request a copy of the Plan for your Fund from Computershare. All correspondence (including notifications) should be directed to: [Name of Fund] Distribution Reinvestment and Cash Purchase Plan, c/o Computershare, PO Box 43078, Providence, RI 02940-3078, telephone (800) 426-5523 (from 9:00 A.M. to 5:00 P.M.).

14 | 2015 Semiannual Report to Stockholders

Royce Value Trust	June 30, 2015 (unaudited)

Schedule of Investments
Common Stocks – 98.8%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 12.4%
AUTO COMPONENTS - 1.2%
Drew Industries	93,736	$5,438,563
Fuel Systems Solutions [1]	107,000	800,360
Gentex Corporation	223,050	3,662,481
Global & Yuasa Battery	28,500	977,296
Motorcar Parts of America [1]	7,990	240,419
MRF	800	429,585
Selamat Sempurna	1,816,700	628,845
Standard Motor Products	50,391	1,769,732
Superior Industries International	21,600	395,496

		14,342,777

AUTOMOBILES - 1.1%
Thor Industries [2]	153,460	8,636,729
Winnebago Industries	211,400	4,986,926

		13,623,655

DISTRIBUTORS - 0.8%
Core-Mark Holding Company	115,200	6,825,600
Weyco Group	97,992	2,922,121

		9,747,721

DIVERSIFIED CONSUMER SERVICES - 1.2%
American Public Education [1]	36,100	928,492
Collectors Universe	50,400	1,004,976
Lincoln Educational Services [1]	712,300	1,438,846
Regis Corporation [1,2,3]	233,800	3,684,688
Sotheby’s	138,200	6,252,168
Universal Technical Institute	130,432	1,121,715

		14,430,885

HOTELS, RESTAURANTS & LEISURE - 0.3%
Biglari Holdings [1]	700	289,625
Century Casinos [1]	209,600	1,320,480
Monarch Casino & Resort [1]	28,103	577,798
MTY Food Group	48,400	1,283,433
Thomas Cook (India)	100,000	350,581
Tropicana Entertainment [1,4]	10,000	157,600

		3,979,517

HOUSEHOLD DURABLES - 2.4%
Ethan Allen Interiors	320,800	8,449,872
Flexsteel Industries	23,700	1,021,233
Forbo Holding	110	130,831
Harman International Industries	28,600	3,401,684
Lifetime Brands	53,726	793,533
Mohawk Industries [1,2]	28,000	5,345,200
Natuzzi ADR [1]	2,096,300	4,402,230
NVR [1]	2,340	3,135,600
Stanley Furniture [1,5]	1,012,235	3,006,338

		29,686,521

INTERNET & CATALOG RETAIL - 0.2%
Blue Nile [1]	67,100	2,039,169
Manutan International	4,200	199,609

		2,238,778

LEISURE PRODUCTS - 1.3%
Beneteau	20,800	354,326
LeapFrog Enterprises Cl. A [1]	348,100	487,340
Nautilus [1]	667,100	14,349,321
Shimano	3,500	477,591
Smith & Wesson Holding Corporation [1]	30,600	507,654

		16,176,232

MEDIA - 1.4%
E.W. Scripps Company Cl. A	76,640	1,751,224
Harte-Hanks	166,730	993,711
McClatchy Company (The) Cl. A [1]	334,200	360,936
Morningstar	84,600	6,729,930
Pico Far East Holdings	3,484,400	1,114,785
Rentrak Corporation [1]	17,400	1,214,520
RLJ Entertainment [1]	35,600	14,026
T4F Entretenimento [1]	143,800	168,817
Technicolor	30,000	195,656
Television Broadcasts	173,400	1,027,889
Wiley (John) & Sons Cl. A	62,440	3,394,863

		16,966,357

MULTILINE RETAIL - 0.1%
New World Department Store China	2,947,500	790,913
Parkson Retail Asia	345,800	121,955

		912,868

SPECIALTY RETAIL - 1.2%
Aeropostale [1]	110,000	178,200
Buckle (The) [2]	110,965	5,078,868
Destination Maternity	42,200	492,052
Genesco [1]	62,935	4,155,598
I.T	1,127,000	424,539
Lewis Group	75,000	607,780
Oriental Watch Holdings	543,000	92,467
Signet Jewelers	1,900	243,656
Systemax [1]	194,000	1,676,160
TravelCenters of America LLC [1]	62,500	928,125
West Marine [1]	131,100	1,263,804

		15,141,249

TEXTILES, APPAREL & LUXURY GOODS - 1.2%
Asia Brands	59,900	28,418
Crown Crafts	139,141	1,113,128
Culp	48,400	1,500,400
Daphne International Holdings	662,800	165,880
Grendene	100,000	538,098
J.G. Boswell Company [4]	2,492	1,756,860
Kewal Kiran Clothing	1,482	49,361
Movado Group	122,651	3,331,201
Pacific Textiles Holdings	285,500	456,709
Stella International Holdings	155,700	371,597
Van de Velde	11,700	672,144
Wolverine World Wide [2]	123,500	3,517,280
YGM Trading	1,082,600	1,399,417

		14,900,493

Total (Cost $124,747,109)		152,147,053

CONSUMER STAPLES – 2.5%
BEVERAGES - 0.2%
Compania Cervecerias Unidas ADR	134,000	2,838,120
Crimson Wine Group [1,4]	11,876	111,041

		2,949,161

FOOD PRODUCTS - 1.9%
Alico	27,000	1,224,720
Binggrae	14,000	1,060,559
Cal-Maine Foods	78,436	4,094,359
Farmer Bros. [1]	57,300	1,346,550
Industrias Bachoco ADR	36,045	1,950,395
Sanderson Farms	7,500	563,700
Seneca Foods Cl. A [1]	229,255	6,366,411

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2015 Semiannual Report to Stockholders | 15

Royce Value Trust

Schedule of Investments (continued)

	SHARES	VALUE

CONSUMER STAPLES (continued)
FOOD PRODUCTS (continued)
Seneca Foods Cl. B [1]	13,840	$411,878
SunOpta [1]	116,100	1,245,753
Tootsie Roll Industries [2]	127,859	4,131,124
Waterloo Investment Holdings [1,6]	598,676	227,497

		22,622,946

PERSONAL PRODUCTS - 0.4%
Nu Skin Enterprises Cl. A [2,3]	99,460	4,687,550

Total (Cost $26,210,495)		30,259,657

ENERGY – 2.8%
ENERGY EQUIPMENT & SERVICES - 2.5%
CARBO Ceramics [2,3]	63,000	2,622,690
Ensign Energy Services	134,000	1,313,178
Gulf Island Fabrication	32,964	368,208
Helmerich & Payne	42,780	3,012,568
ION Geophysical [1]	1,078,200	1,153,674
Oil States International [1]	30,733	1,144,190
Pason Systems	351,560	6,290,925
SEACOR Holdings [1]	131,042	9,296,119
TGS-NOPEC Geophysical	78,060	1,822,955
Tidewater [2]	24,000	545,520
Unit Corporation [1]	112,330	3,046,390

		30,616,417

OIL, GAS & CONSUMABLE FUELS - 0.3%
Green Plains	28,000	771,400
Permian Basin Royalty Trust	161,000	1,297,660
World Fuel Services	16,600	795,970
WPX Energy [1]	110,000	1,350,800

		4,215,830

Total (Cost $44,917,420)		34,832,247

FINANCIALS – 17.1%
BANKS - 1.5%
Bank of N.T. Butterfield & Son	1,784,161	2,908,183
BCB Holdings [1]	209,426	27,970
Blue Hills Bancorp [1]	104,180	1,458,520
Farmers & Merchants Bank of Long Beach [4]	1,200	7,176,000
Fauquier Bankshares	160,800	2,555,112
First Citizens BancShares Cl. A	17,026	4,478,519

		18,604,304

CAPITAL MARKETS - 8.5%
AllianceBernstein Holding L.P.	102,000	3,012,060
Ares Management L.P.	101,600	1,879,600
Artisan Partners Asset Management Cl. A	134,210	6,235,396
ASA Gold and Precious Metals	324,821	3,154,012
Ashmore Group	649,800	2,952,727
Azimut Holding	8,000	234,029
BHF Kleinwort Benson Group [1]	293,500	1,436,445
CETIP - Mercados Organizados	485,700	5,323,938
Citadel Capital [1]	11,799,921	3,077,548
†Citadel Capital (Rights) [1,6]	2,507,483	0
Cowen Group [1]	421,158	2,695,411
Dundee Corporation Cl. A [1]	329,800	3,311,202
Eaton Vance [2,3]	40,500	1,584,765
Edmond de Rothschild (Suisse)	133	2,745,494
Federated Investors Cl. B	299,420	10,027,576
GAMCO Investors Cl. A	20,200	1,387,942
GCA Savvian	24,000	298,076
Jupiter Fund Management	230,000	1,610,704
Lazard Cl. A	79,695	4,482,047
Medley Management Cl. A	152,200	1,802,048
mutares	330	37,894
MVC Capital	324,200	3,306,840
Newtek Business Services	89,800	1,591,256
Paris Orleans	196,893	6,289,947
Partners Group Holding	1,075	321,367
RCS Capital Cl. A [1]	66,100	506,326
SEI Investments	226,135	11,087,399
Sprott	590,000	1,166,773
U.S. Global Investors Cl. A	661,751	1,839,668
Value Partners Group	5,428,000	8,571,024
Virtus Investment Partners	26,240	3,470,240
VZ Holding	1,300	312,851
Westwood Holdings Group	54,573	3,250,914
ZAIS Group Holdings Cl. A [1]	492,300	5,366,070

		104,369,589

CONSUMER FINANCE - 0.2%
EZCORP Cl. A [1]	213,000	1,582,590
Shriram City Union Finance	12,500	350,188

		1,932,778

DIVERSIFIED FINANCIAL SERVICES - 1.5%
Bajaj Holdings & Investment	15,600	356,928
Banca Finnat Euramerica	1,060,000	575,508
First Pacific	1,020,000	859,260
MarketAxess Holdings	100,000	9,277,000
PICO Holdings [1]	100,400	1,477,888
Sofina	19,698	2,198,227
TMX Group	91,000	3,872,418

		18,617,229

INSURANCE - 2.1%
Alleghany Corporation [1]	4,179	1,958,948
Atlas Financial Holdings [1]	9,500	188,385
E-L Financial	16,500	8,661,575
Erie Indemnity Cl. A	25,000	2,051,750
Greenlight Capital Re Cl. A [1]	230,561	6,725,465
Independence Holding Company	349,423	4,608,889
Lancashire Holdings	50,000	484,338
MBIA [1]	19,400	116,594
ProAssurance Corporation	17,139	791,993
†WMIH [1,4]	77,742	202,129

		25,790,066

INVESTMENT COMPANIES - 0.3%
RIT Capital Partners	149,000	3,621,778

REAL ESTATE MANAGEMENT & DEVELOPMENT - 2.1%
AV Homes [1]	55,500	797,535
E-House (China) Holdings ADR [2,3]	108,765	730,901
Forestar Group [1]	102,000	1,342,320
FRP Holdings [1]	212,958	6,906,228
Hopefluent Group Holdings	680,000	230,715
Kennedy Wilson Europe Real Estate	24,000	428,386
Kennedy-Wilson Holdings	101,300	2,490,967
Midland Holdings [1]	700,000	316,969
St. Joe Company (The) [1,2]	177,000	2,748,810
Sun Frontier Fudousan	17,600	142,658
Tejon Ranch [1]	342,600	8,808,246

16 | 2015 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2015 (unaudited)

Schedule of Investments (continued)

	SHARES	VALUE

FINANCIALS (continued)
REAL ESTATE MANAGEMENT & DEVELOPMENT (continued)
Tejon Ranch (Warrants) [1]	96,561	$43,452

		24,987,187

THRIFTS & MORTGAGE FINANCE - 0.9%
Genworth MI Canada	251,903	6,615,227
Timberland Bancorp [5]	444,200	4,450,884
Vestin Realty Mortgage II [1]	53,557	208,337

		11,274,448

Total (Cost $189,071,119)		209,197,379

HEALTH CARE – 5.0%
BIOTECHNOLOGY - 0.5%
Aquinox Pharmaceuticals [1]	65,232	452,710
ARIAD Pharmaceuticals [1,2]	140,000	1,157,800
Cancer Genetics [1]	56,900	669,144
Celsion Corporation [1]	97,604	229,370
Genomic Health [1]	33,000	917,070
Green Cross	3,100	712,851
Myriad Genetics [1,2,3]	18,993	645,572
Zealand Pharma [1]	102,000	1,684,275

		6,468,792

HEALTH CARE EQUIPMENT & SUPPLIES - 2.2%
Analogic Corporation	38,135	3,008,851
Atrion Corporation [2,3]	17,079	6,700,262
bioMerieux	4,000	425,694
Cerus Corporation [1]	198,000	1,027,620
CONMED Corporation	81,500	4,749,005
Derma Sciences [1]	87,142	623,937
DiaSorin	7,000	319,572
IDEXX Laboratories [1,2,3]	114,822	7,364,683
Invacare Corporation	38,900	841,407
Meridian Bioscience	39,600	738,144
Synergetics USA [1,2]	53,665	252,226
Trinity Biotech ADR Cl. A	66,100	1,193,766

		27,245,167

HEALTH CARE PROVIDERS & SERVICES - 0.4%
Aceto Corporation	39,015	960,939
Addus HomeCare [1]	49,000	1,365,140
Landauer	50,000	1,782,000
Psychemedics Corporation	39,600	587,268

		4,695,347

HEALTH CARE TECHNOLOGY - 0.2%
Medidata Solutions [1]	40,000	2,172,800

LIFE SCIENCES TOOLS & SERVICES - 1.1%
Bio-Rad Laboratories Cl. A [1]	23,828	3,588,735
Bio-Techne	39,993	3,938,111
PAREXEL International [1]	56,600	3,639,946
PerkinElmer	39,000	2,052,960

		13,219,752

PHARMACEUTICALS - 0.6%
Boiron	4,200	412,048
Lannett Company [1]	21,140	1,256,562
Lipocine [1]	144,333	1,238,377
Medicines Company (The) [1]	58,000	1,659,380
Repros Therapeutics [1]	62,000	443,300
Santen Pharmaceutical	52,000	736,332
Stallergenes	8,000	488,304
Theravance Biopharma [1]	63,291	824,049
Vetoquinol	10,400	431,313

		7,489,665

Total (Cost $37,598,792)		61,291,523

INDUSTRIALS – 28.4%
AEROSPACE & DEFENSE - 2.0%
Ducommun [1]	117,200	3,008,524
HEICO Corporation	155,938	9,091,186
HEICO Corporation Cl. A	80,808	4,102,622
Hexcel Corporation	47,500	2,362,650
Magellan Aerospace	124,800	1,704,634
Moog Cl. A [1]	25,000	1,767,000
Teledyne Technologies [1]	20,600	2,173,506

		24,210,122

AIR FREIGHT & LOGISTICS - 2.6%
Expeditors International of Washington	158,900	7,326,085
Forward Air	209,750	10,961,535
Frontier Services Group [1]	2,301,714	968,011
Hub Group Cl. A [1,2,3]	149,400	6,026,796
UTi Worldwide [1]	635,400	6,347,646

		31,630,073

BUILDING PRODUCTS - 0.7%
American Woodmark [1]	117,135	6,424,855
Burnham Holdings Cl. B [4]	36,000	665,280
Patrick Industries [1]	18,450	702,022
Polypipe Group	121,000	516,179

		8,308,336

COMMERCIAL SERVICES & SUPPLIES - 2.8%
Atento [1]	76,600	1,101,508
Brady Corporation Cl. A	45,900	1,135,566
CompX International Cl. A	211,100	2,406,540
Copart [1]	178,360	6,328,213
Heritage-Crystal Clean [1]	102,527	1,507,147
InnerWorkings [1]	114,000	760,380
Intersections [1]	178,500	547,995
Kaba Holding	600	357,131
Kimball International Cl. B	286,180	3,479,949
Latchways	35,000	431,701
Ritchie Bros. Auctioneers	484,494	13,527,072
Societe BIC	1,500	239,135
Steelcase Cl. A	109,950	2,079,155

		33,901,492

CONSTRUCTION & ENGINEERING - 2.4%
EMCOR Group [2,3]	149,400	7,136,838
Integrated Electrical Services [1]	677,482	4,810,122
Jacobs Engineering Group [1,2,3]	164,900	6,698,238
KBR	421,192	8,204,820
Northwest Pipe [1]	38,000	774,060
Sterling Construction [1]	326,671	1,306,684

		28,930,762

ELECTRICAL EQUIPMENT - 1.2%
EnerSys	5,100	358,479
Franklin Electric	209,200	6,763,436
Global Power Equipment Group	159,519	1,237,868
Powell Industries	94,500	3,323,565
Preformed Line Products	91,600	3,455,152

		15,138,500

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2015 Semiannual Report to Stockholders | 17

Royce Value Trust

Schedule of Investments (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
INDUSTRIAL CONGLOMERATES - 0.5%
A. Soriano	2,791,000	$427,099
Carlisle Companies [2,3]	21,595	2,162,092
Raven Industries	197,125	4,007,551

		6,596,742

MACHINERY - 10.5%
Astec Industries	20,000	836,400
Burckhardt Compression Holding	8,400	3,182,737
Chen Hsong Holdings	1,159,000	343,893
China Metal International Holdings	249,000	80,628
CIRCOR International	89,962	4,905,628
CLARCOR	92,500	5,757,200
Columbus McKinnon	104,885	2,622,125
Deutz	115,000	658,988
Donaldson Company	193,559	6,929,412
Federal Signal	98,640	1,470,722
Graco	104,776	7,442,239
Graham Corporation	20,568	421,438
Hurco Companies	25,952	898,458
Hyster-Yale Materials Handling Cl. A	15,485	1,072,801
IDEX Corporation	67,400	5,296,292
John Bean Technologies	175,536	6,598,398
Kennametal	198,160	6,761,219
Lincoln Electric Holdings	46,360	2,822,860
Lindsay Corporation [2,3]	36,000	3,164,760
Lydall [1]	65,220	1,927,903
Mincon Group	384,100	297,232
Mueller Water Products Cl. A	33,600	305,760
NN	308,700	7,878,024
Nordson Corporation	24,296	1,892,416
Pfeiffer Vacuum Technology	14,000	1,247,383
PMFG [1]	378,352	2,432,803
Rational	1,000	367,287
RBC Bearings [1]	121,800	8,740,368
Rotork	100,000	365,473
Semperit AG Holding	12,940	533,768
Spirax-Sarco Engineering	7,600	405,175
Sun Hydraulics	71,018	2,706,496
Tecumseh Products [1]	46,700	115,349
Tennant Company	78,900	5,155,326
Valmont Industries [2]	67,235	7,992,225
Wabash National [1]	40,400	506,616
WABCO Holdings [1]	43,400	5,369,448
Wabtec Corporation	82,840	7,806,842
Woodward	208,400	11,459,916

		128,772,008

MARINE - 0.6%
Clarkson	164,671	7,081,694

PROFESSIONAL SERVICES - 3.6%
Acacia Research	61,100	535,847
Advisory Board (The) [1,2,3]	150,277	8,215,644
Franklin Covey [1]	69,700	1,414,213
Heidrick & Struggles International	88,080	2,297,126
ICF International [1]	30,546	1,064,833
ManpowerGroup	83,858	7,495,228
On Assignment [1]	334,995	13,158,604
Robert Half International	14,812	822,066
Towers Watson & Co. Cl. A	65,300	8,214,740
Volt Information Sciences [1]	49,000	475,790

		43,694,091

ROAD & RAIL - 0.8%
Genesee & Wyoming Cl. A [1]	20,000	1,523,600
Landstar System	99,400	6,646,878
Trancom	8,000	437,309
Universal Truckload Services	78,916	1,732,995

		10,340,782

TRADING COMPANIES & DISTRIBUTORS - 0.5%
Kloeckner & Co	31,300	282,473
MISUMI Group	27,000	383,429
MSC Industrial Direct Cl. A [2]	84,023	5,862,285

		6,528,187

TRANSPORTATION INFRASTRUCTURE - 0.2%
Hopewell Highway Infrastructure	1,012,000	497,413
Touax	40,040	662,883
Wesco Aircraft Holdings [1]	68,400	1,036,260

		2,196,556

Total (Cost $214,361,387)		347,329,345

INFORMATION TECHNOLOGY – 19.7%
COMMUNICATIONS EQUIPMENT - 0.5%
ADTRAN	234,973	3,818,311
Alliance Fiber Optic Products	42,900	795,795
Bel Fuse Cl. B	30,238	620,484
EVS Broadcast Equipment	7,800	226,092
Extreme Networks [1]	212,000	570,280

		6,030,962

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 9.4%
Agilysys [1]	165,125	1,515,847
Anixter International [1,2]	70,895	4,618,809
Benchmark Electronics [1]	156,900	3,417,282
Cognex Corporation	69,800	3,357,380
Coherent [1]	156,006	9,903,261
Dolby Laboratories Cl. A	93,410	3,706,509
DTS [1]	245,000	7,470,050
FARO Technologies [1]	90,000	4,203,000
FEI Company	82,100	6,808,553
FLIR Systems	262,600	8,093,332
HollySys Automation Technologies	35,582	855,035
IPG Photonics [1,2,3]	58,760	5,004,883
Kimball Electronics [1]	214,635	3,131,525
LRAD Corporation [1]	548,244	1,091,005
Mercury Systems [1]	38,200	559,248
MTS Systems	5,200	358,540
National Instruments	251,850	7,419,501
Newport Corporation [1]	541,000	10,257,360
Oxford Instruments	4,200	64,046
PC Connection	16,301	403,287
Perceptron [1]	357,700	3,777,312
Plexus Corporation [1]	176,100	7,727,268
Richardson Electronics	573,732	4,635,755
Rofin-Sinar Technologies [1]	257,501	7,107,028
Rogers Corporation [1]	57,066	3,774,345
TTM Technologies [1,2,3]	496,400	4,959,036
Vishay Precision Group [1]	74,826	1,126,880

		115,346,077

18 | 2015 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2015 (unaudited)

Schedule of Investments (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY (continued)
INTERNET SOFTWARE & SERVICES - 1.4%
Care.com [1]	369,400	$2,186,848
j2 Global	32,870	2,233,188
QuinStreet [1]	463,732	2,991,071
RealNetworks [1]	376,750	2,038,217
Spark Networks [1,2]	346,700	1,064,369
Stamps.com [1]	34,400	2,530,808
Support.com [1]	1,599,399	2,255,153
Tomorrow Focus [1]	44,900	217,496
United Online [1]	102,371	1,604,154

		17,121,304

IT SERVICES - 2.7%
Computer Task Group	155,300	1,198,916
Convergys Corporation	121,000	3,084,290
eClerx Services	13,500	317,572
Hackett Group (The)	1,039,366	13,958,685
Hexaware Technologies	75,000	300,330
Innodata [1]	314,314	826,646
MAXIMUS	107,500	7,065,975
MoneyGram International [1]	75,000	689,250
Persistent Systems	35,000	329,362
Prodware [1]	20,100	137,588
Sykes Enterprises [1]	142,734	3,461,299
Unisys Corporation [1]	94,000	1,879,060

		33,248,973

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.5%
Amtech Systems [1]	105,371	1,094,805
Brooks Automation	101,900	1,166,755
Cascade Microtech [1]	44,300	674,467
Diodes [1]	270,850	6,530,193
Exar Corporation [1]	157,576	1,541,093
Integrated Silicon Solution	14,715	325,790
Intermolecular [1]	185,448	365,333
Kopin Corporation [1]	242,200	835,590
Kulicke & Soffa Industries [1]	63,800	747,098
MKS Instruments	187,490	7,113,371
MoSys [1,2,3]	337,000	640,300
Nanometrics [1]	145,440	2,344,493
Photronics [1]	131,400	1,249,614
Teradyne	130,000	2,507,700
Ultra Clean Holdings [1]	113,000	703,990
Veeco Instruments [1,2,3]	91,760	2,637,182

		30,477,774

SOFTWARE - 2.1%
American Software Cl. A	88,490	840,655
ANSYS [1,2,3]	95,000	8,667,800
AVEVA Group	11,200	318,172
Blackbaud	31,400	1,788,230
Computer Modelling Group	192,000	1,946,133
Cyient	39,000	349,732
Envivio [1]	262,532	498,811
ePlus [1]	12,700	973,455
Mentor Graphics	92,083	2,433,754
Model N [1]	104,000	1,238,640
Monotype Imaging Holdings	137,320	3,310,785
PSI [1]	52,500	605,781
SeaChange International [1]	228,369	1,600,867
SimCorp	9,300	370,366
Totvs	50,000	627,191

		25,570,372

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 1.1%
Avid Technology [1]	37,700	502,918
BlackBerry [1,2]	10,000	81,800
Diebold [2,3]	266,600	9,331,000
Intevac [1]	114,000	666,900
Kortek	99,000	1,366,802
Silicon Graphics International [1]	141,410	914,923

		12,864,343

Total (Cost $184,727,597)		240,659,805

MATERIALS – 7.3%
CHEMICALS - 2.1%
C. Uyemura & Co.	5,800	311,836
Chase Corporation	11,497	457,006
FutureFuel Corporation	51,500	662,805
Hawkins	86,178	3,480,729
Innospec	57,178	2,575,297
KMG Chemicals	44,000	1,119,360
Minerals Technologies	94,843	6,461,654
Quaker Chemical	109,669	9,742,994
Umicore	6,000	284,487
Victrex	8,000	242,601

		25,338,769

CONSTRUCTION MATERIALS - 0.9%
Ash Grove Cement Cl. B [4]	50,518	10,154,118
Mardin Cimento Sanayii	255,200	402,782

		10,556,900

CONTAINERS & PACKAGING - 0.7%
Greif Cl. A	106,344	3,812,433
Mayr-Melnhof Karton	32,000	3,615,680
UFP Technologies [1]	59,609	1,247,020

		8,675,133

METALS & MINING - 3.5%
AuRico Gold	132,000	374,880
Central Steel & Wire [4]	4,862	3,014,440
Exeter Resource [1]	475,000	229,188
Franco-Nevada Corporation	118,000	5,622,700
Fresnillo	20,000	218,089
Gold Fields ADR	865,000	2,793,950
Haynes International	23,000	1,134,360
Hecla Mining	660,000	1,735,800
IAMGOLD Corporation [1]	510,000	1,020,000
Imdex [1]	741,766	171,693
Kirkland Lake Gold [1]	90,000	405,685
Lundin Mining [1]	640,000	2,628,663
Major Drilling Group International	491,323	2,458,582
Pan American Silver	130,430	1,120,394
Pretium Resources [1]	246,000	1,331,433
Reliance Steel & Aluminum	168,130	10,168,502
Seabridge Gold [1,2]	282,000	1,723,020
Synalloy Corporation	178,800	2,449,560
Victoria Gold [1]	550,000	61,649
Vista Gold [1]	124,000	40,920
Worthington Industries	148,000	4,448,880

		43,152,388

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2015 Semiannual Report to Stockholders | 19

Royce Value Trust	June 30, 2015 (unaudited)

Schedule of Investments (continued)

	SHARES	VALUE

MATERIALS (continued)
PAPER & FOREST PRODUCTS - 0.1%
Schweitzer-Mauduit International	22,198	$885,256
TFS Corporation	246,700	305,498

		1,190,754

Total (Cost $80,095,702)		88,913,944

TELECOMMUNICATION SERVICES – 0.5%
WIRELESS TELECOMMUNICATION SERVICES - 0.5%
Spok Holdings	18,595	313,140
Telephone and Data Systems	208,270	6,123,138

Total (Cost $5,721,184)		6,436,278

UTILITIES – 0.1%
GAS UTILITIES - 0.1%
Shizuoka Gas	110,000	768,476
Toho Gas	60,000	355,436

		1,123,912

MULTI-UTILITIES - 0.0%
Just Energy Group [2]	20,600	107,326

Total (Cost $1,234,656)		1,231,238

MISCELLANEOUS [7] – 3.0%

Total (Cost $34,748,812)		37,321,928

TOTAL COMMON STOCKS

(Cost $943,434,273)		1,209,620,397

REPURCHASE AGREEMENT – 7.3%
Fixed Income Clearing Corporation, 0.00% dated 6/30/15, due 7/1/15, maturity value $89,420,000
(collateralized by obligations of various U.S. Government Agencies, 2.125% due 1/31/21, valued at $91,208,579)

(Cost $89,420,000)	89,420,000

TOTAL INVESTMENTS – 106.1%

(Cost $1,032,854,273)	1,299,040,397

LIABILITIES LESS CASH AND OTHER ASSETS – (6.1)%	(74,840,748)

NET ASSETS – 100.0%	$1,224,199,649

†	New additions in 2015.
[1]	Non-income producing.
[2]
All or a portion of these securities were pledged as collateral in connection with the revolving credit agreement at June 30, 2015. Total market value of pledged securities at June 30, 2015, was $110,779,080.

[3]	At June 30, 2015, a portion of these securities were rehypothecated in connection with the Fund’s revolving credit agreement in the aggregate amount of $65,665,298.
[4]	These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities. See Notes to Financial Statements.
[5]
At June 30, 2015, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940. See Notes to Financial Statements.

[6]
Securities for which market quotations are not readily available represent 0.0% of net assets. These securities have been valued at their fair value under procedures approved by the Fund’s Board of Directors. These securities are defined as Level 3 securities due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

[7]	Includes securities first acquired in 2015 and less than 1% of net assets.

Bold indicates the Fund’s 20 largest equity holdings in terms of June 30, 2015, market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $1,033,991,063. At June 30, 2015, net unrealized appreciation for all securities was $265,049,334, consisting of aggregate gross unrealized appreciation of $347,502,881 and aggregate gross unrealized depreciation of $82,453,547. The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

20 | 2015 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Value Trust	June 30, 2015 (unaudited)

Statement of Assets and Liabilities

ASSETS:
Investments at value

Non-Affiliated Companies (cost $935,250,548)	$1,202,163,175

Affiliated Companies (cost $8,183,725)	7,457,222

Total investments at value	1,209,620,397

Repurchase agreements (at cost and value)	89,420,000

Cash and foreign currency	7,975

Receivable for investments sold	2,214,780

Receivable for dividends and interest	931,282

Prepaid expenses and other assets	548,484

Total Assets	1,302,742,918

LIABILITIES:
Revolving credit agreement	70,000,000

Payable for investments purchased	7,733,832

Payable for investment advisory fee	491,871

Payable for directors’ fees	46,197

Payable for interest expense	4,801

Accrued expenses	209,864

Deferred capital gains tax	56,704

Total Liabilities	78,543,269

Net Assets	$1,224,199,649

ANALYSIS OF NET ASSETS:
Paid-in capital - $0.001 par value per share; 77,251,036 shares outstanding (150,000,000 shares authorized)	$907,619,001

Undistributed net investment income (loss)	7,493,931

Accumulated net realized gain (loss) on investments and foreign currency	87,943,951

Net unrealized appreciation (depreciation) on investments and foreign currency	266,107,071

Quarterly distributions	(44,964,305)

Net Assets (net asset value per share - $15.85)	$1,224,199,649

Investments at identified cost	$943,434,273

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2015 Semiannual Report to Stockholders | 21

Royce Value Trust	Six Months Ended June 30, 2015 (unaudited)

Statement of Operations

INVESTMENT INCOME:
INCOME:
Dividends

Non-Affiliated Companies	$9,042,544

Affiliated Companies	53,304

Foreign withholding tax	(227,460)

Interest	44,437

Rehypothecation income	265,265

Securities lending	668

Total income	9,178,758

EXPENSES:

Investment advisory fees	2,927,659

Interest expense	429,480

Stockholder reports	211,103

Custody and transfer agent fees	131,224

Administrative and office facilities	84,173

Directors’ fees	79,029

Professional fees	41,766

Other expenses	66,709

Total expenses	3,971,143

Compensating balance credits	(13)

Net expenses	3,971,130

Net investment income (loss)	5,207,628

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):

Investments	42,709,081

Foreign currency transactions	(17,114)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):

Investments and foreign currency translations	(30,510,696)

Other assets and liabilities denominated in foreign currency	180,895

Net realized and unrealized gain (loss) on investments and foreign currency	12,362,166

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$17,569,794

22 | 2015 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Value Trust

Statement of Changes in Net Assets

	SIX MONTHS ENDED 6/30/15 (UNAUDITED)	YEAR ENDED 12/31/14

INVESTMENT OPERATIONS:
Net investment income (loss)	$5,207,628	$9,123,977

Net realized gain (loss) on investments and foreign currency	42,691,967	130,855,526

Net change in unrealized appreciation (depreciation) on investments and foreign currency	(30,329,801)	(140,388,974)

Net increase (decrease) in net assets from investment operations	17,569,794	(409,471)

DISTRIBUTIONS:
Net investment income	–	(10,008,114)

Net realized gain on investments and foreign currency	–	(123,263,927)

Quarterly distributions [1]	(44,964,305)	–

Total distributions	(44,964,305)	(133,272,041)

CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions	19,639,522	57,806,861

Total capital stock transactions	19,639,522	57,806,861

Net Increase (Decrease) In Net Assets	(7,754,989)	(75,874,651)

NET ASSETS:

Beginning of period	1,231,954,638	1,307,829,289

End of period (including undistributed net investment income (loss) of $7,493,931 at 6/30/15 and $2,286,303 at 12/31/14)	$1,224,199,649	$1,231,954,638

[1]	To be allocated to net investment income, net realized gains and/or return of capital at year end.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2015 Semiannual Report to Stockholders | 23

Royce Value Trust	Six Months Ended June 30, 2015 (unaudited)

Statement of Cash Flows

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets from investment operations	$17,569,794

Adjustments to reconcile net increase (decrease) in net assets from investment operations to net cash provided by operating activities:

Purchases of long-term investments	(202,375,047)

Proceeds from sales and maturities of long-term investments	282,196,062

Net purchases, sales and maturities of short-term investments	(59,865,000)

Net (increase) decrease in dividends and interest receivable and other assets	58,603

Net increase (decrease) in interest expense payable, accrued expenses and other liabilities	(196,204)

Net change in unrealized appreciation (depreciation) on investments	30,510,696

Net realized gain on investments and foreign currency	(42,691,967)

Net cash provided by operating activities	25,206,937

CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions	(44,964,305)

Reinvestment of distributions	19,639,522

Net cash used for financing activities	(25,324,783)

INCREASE (DECREASE) IN CASH:	(117,846)

Cash and foreign currency at beginning of period	125,821

Cash and foreign currency at end of period	$7,975

24 | 2015 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Value Trust

Financial Highlights
This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	SIX MONTHS		YEARS ENDED

	ENDED 6/30/15 (UNAUDITED)		12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Net Asset Value, Beginning of Period	$16.24		$18.17	$15.40	$14.18	$16.73	$12.87

INVESTMENT OPERATIONS:
Net investment income (loss)	0.07		0.12	0.12	0.23	0.10	0.24

Net realized and unrealized gain (loss) on investments and foreign currency	0.17		(0.13)	4.89	2.02	(1.62)	3.85

Total investment operations	0.24		(0.01)	5.01	2.25	(1.52)	4.09

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–		–	–	(0.04)	(0.03)	(0.20)

Net realized gain on investments and foreign currency	–		–	–	(0.13)	(0.16)	–

Total distributions to Preferred Stockholders	–		–	–	(0.17)	(0.19)	(0.20)

Net Increase (Decrease) in Net Assets Applicable to Common Stockholders from
Investment Operations	0.24		(0.01)	5.01	2.08	(1.71)	3.89

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	–		(0.14)	(0.11)	(0.17)	(0.08)	(0.03)

Net realized gain on investments and foreign currency	–		(1.68)	(2.08)	(0.63)	(0.43)	–

Return of capital	–		–	–	–	(0.27)	–

Quarterly distributions [1]	(0.59)		–	–	–	–	–

Total distributions to Common Stockholders	(0.59)		(1.82)	(2.19)	(0.80)	(0.78)	(0.03)

CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.04)		(0.10)	(0.05)	(0.06)	(0.06)	(0.00)

Total capital stock transactions	(0.04)		(0.10)	(0.05)	(0.06)	(0.06)	(0.00)

Net Asset Value, End of Period	$15.85		$16.24	$18.17	$15.40	$14.18	$16.73

Market Value, End of Period	$13.79		$14.33	$16.01	$13.42	$12.27	$14.54

TOTAL RETURN: [2]
Net Asset Value	1.69	% [3]	0.78%	34.14%	15.41%	(10.06)%	30.27%

Market Value	0.27	% [3]	0.93%	35.63%	16.22%	(10.46)%	35.05%

RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Investment advisory fee expense [4]	0.48	% [5]	0.46%	0.54%	0.56%	0.86%	0.11%

Other operating expenses	0.17	% [5]	0.15%	0.25%	0.15%	0.12%	0.12%

Total expenses (net) [6]	0.65	% [5]	0.61%	0.79%	0.71%	0.98%	0.23%

Expenses net of fee waivers and excluding interest expense	0.58	% [5]	0.55%	0.65%	0.68%	0.98%	0.23%

Expenses prior to fee waivers and balance credits	0.65	% [5]	0.61%	0.79%	0.71%	0.98%	0.23%

Expenses prior to fee waivers	0.65	% [5]	0.61%	0.79%	0.71%	0.98%	0.23%

Net investment income (loss)	0.85	% [5]	0.72%	0.70%	1.57%	0.63%	1.69%

SUPPLEMENTAL DATA:
Net Assets Applicable to Common Stockholders, End of Period (in thousands)	$1,224,200		$1,231,955	$1,307,829	$1,082,426	$966,640	$1,105,879

Liquidation Value of Preferred Stock, End of Period (in thousands)						$220,000	$220,000

Portfolio Turnover Rate	17%		40%	33%	25%	26%	30%

PREFERRED STOCK:
Total shares outstanding						8,800,000	8,800,000

Asset coverage per share						$134.88	$150.67

Liquidation preference per share						$25.00	$25.00

Average month-end market value per share						$25.37	$25.06

REVOLVING CREDIT AGREEMENT:
Asset coverage	1849%		1860%	1289%	822%

Asset coverage per $1,000	$18,489		$18,599	$12,889	$8,216

[1]	To be allocated to net investment income, net realized gains and/or return of capital at year end.
[2]
The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.

[3]	Not annualized
[4]
The investment advisory fee is calculated based on average net assets over a rolling 60-month basis, while the above ratios of investment advisory fee expenses are based on the average net assets applicable to Common Stockholders over a 12-month basis.

[5]	Annualized
[6]	Expense ratios based on total average net assets including liquidation value of Preferred Stock were 0.60%, 0.82% and 0.18% for the years ended December 31, 2012, 2011 and 2010, respectively.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2015 Semiannual Report to Stockholders | 25

Royce Value Trust

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies:
Royce Value Trust, Inc. (the "Fund"), is a diversified closed-end investment company that was incorporated under the laws of the State of Maryland on July 1, 1986. The Fund commenced operations on November 26, 1986.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

VALUATION OF INVESTMENTS:
Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Fund’s Board of Directors, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.
Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
Level 1 –	quoted prices in active markets for identical securities.
Level 2 –
other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Level 2 securities with values based on quoted prices for similar securities are noted in the Schedule of Investments.

Level 3 –
significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2015. For a detailed breakout of common stocks by sector classification, please refer to the Schedule of Investments.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Common Stocks	$1,186,155,432	$23,237,468	$227,497	$1,209,620,397

Cash Equivalents	–	89,420,000	–	89,420,000

For the six months ended June 30, 2015, certain securities have transferred in and out of Level 1 and Level 2 measurements. The Fund recognizes transfers between levels as of the end of the reporting period. At June 30, 2015, securities valued at $79,743,661 were transferred from Level 2 to Level 1 within the fair value hierarchy.

26   |   2015 Semiannual Report to Stockholders

Royce Value Trust

Notes to Financial Statements (unaudited) (continued)

VALUATION OF INVESTMENTS (continued):

Level 3 Reconciliation:

	BALANCE AS OF 12/31/14	PURCHASES	SALES	REALIZED AND UNREALIZED GAIN (LOSS) [1]	BALANCE AS OF 6/30/15

Common Stocks	$ 270,001	$ 0	$ 1	$ (42,503)	$227,497

Preferred Stocks	1,216,350	–	724,062	(492,288)	–

[1]
The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

REPURCHASE AGREEMENTS:
The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities.

FOREIGN CURRENCY:
Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

SECURITIES LENDING:
The Fund loans securities through a lending agent to qualified institutional investors for the purpose of realizing additional income. Collateral for the Fund on all securities loaned is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral maintained is at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund retains the risk of any loss on the securities on loan as well as incurring the potential loss on investments purchased with cash collateral received for securities lending. The Fund’s securities lending income consists of the income earned on investing cash collateral, plus any premium payments received for lending certain securities, less any rebates paid to borrowers and lending agent fees associated with the loan. The lending agent is not affiliated with Royce.

TAXES:
As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information”.

CAPITAL GAINS TAXES:
The Fund is subject to a tax imposed on short-term capital gains on securities of issuers domiciled in certain countries. The Fund records an estimated deferred tax liability for these securities that have been held for less than one year. This amount, if any, is reported as deferred capital gains tax in the accompanying Statement of Assets and Liabilities, assuming those positions were disposed of at the end of the period, and accounted for as a reduction in the market value of the security.

DISTRIBUTIONS:
The Fund pays quarterly distributions on the Fund’s Common Stock at the annual rate of 7% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.75% of the rolling average or the distribution required by IRS regulations. Prior to November 15, 2012, distributions to Preferred Stockholders were accrued daily and paid quarterly. Distributions to Common Stockholders are recorded on ex-dividend date. Distributable capital gains and/or net investment income were first allocated to Preferred Stockholder distributions, with any excess allocable to Common Stockholders. If capital gains and/or net investment income were allocated to both Preferred and Common Stockholders, the tax character of such allocations was proportional. To the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may

2015 Semiannual Report to Stockholders   |   27

Royce Value Trust

Notes to Financial Statements (unaudited) (continued)

DISTRIBUTIONS (continued):
differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:
Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

EXPENSES:
The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to the Funds are allocated by Royce & Associates, LLC (“Royce”) under an administration agreement and are included in administrative and office facilities and professional fees. The Fund has adopted a deferred fee agreement that allows the Directors to defer the receipt of all or a portion of directors’ fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

COMPENSATING BALANCE CREDITS:
The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Capital Stock:
The Fund issued 1,382,488 and 3,894,284 shares of Common Stock as reinvestment of distributions for the six months ended June 30, 2015 and the year ended December 31, 2014, respectively.

Borrowings:
The Fund has entered into a revolving credit agreement (the credit agreement) with BNP Paribas Prime Brokerage Inc. (BNPP). The Fund pays a commitment fee of 0.50% per annum on the unused portion of the credit agreement. The credit agreement has a 360-day rolling term that resets daily; however, if the Fund exceeds certain net asset value triggers, the credit agreement may convert to a 60-day rolling term that resets daily. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding and has granted a security interest in the securities pledged to, and in favor of, BNPP as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement necessitating the sale of portfolio securities at potentially inopportune times. The credit agreement also permits, subject to certain conditions, BNPP to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive payments in lieu of dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPP on demand. If BNPP fails to deliver the recalled security in a timely manner, the Fund is compensated by BNPP for any fees or losses related to the failed delivery or, in the event a recalled security is not returned by BNPP, the Fund, upon notice to BNPP, may reduce the loan balance outstanding by the amount of the recalled security failed to be returned. The Fund receives a portion of the fees earned by BNPP in connection with the rehypothecation of portfolio securities.
As of June 30, 2015, the Fund has outstanding borrowings of $70,000,000. During the six months ended June 30, 2015, the Fund borrowed an average daily balance of $70,000,000 at a weighted average borrowing cost of 1.22%. The maximum amount outstanding during the six months ended June 30, 2015 was $70,000,000. As of June 30, 2015, the aggregate value of rehypothecated securities was $65,665,298. During the six months ended June 30, 2015, the Fund earned $265,265 in fees from rehypothecated securities.

Investment Advisory Agreement:
As compensation for its services under the Investment Advisory Agreement, Royce receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the S&P SmallCap 600 Index (“S&P 600").

28   |   2015 Semiannual Report to Stockholders

Royce Value Trust

Notes to Financial Statements (unaudited) (continued)

Investment Advisory Agreement (continued):
The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the Fund’s month-end net assets applicable to Common Stockholders, plus the liquidation value of outstanding Preferred Stock, for the rolling 60-month period ending with such month (the "performance period"). The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the S&P 600 for the performance period by more than two percentage points. The performance period for each such month is a rolling 60-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the S&P 600 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the S&P 600 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.
Notwithstanding the foregoing, Royce is not entitled to receive any fee for any month when the investment performance of the Fund for the rolling 36-month period ending with such month is negative. In the event that the Fund’s investment performance for such a performance period is less than zero, Royce will not be required to refund to the Fund any fee earned in respect of any prior performance period.
For the six rolling 60-month periods ended June 2015, the Fund’s investment performance ranged from 37% to 45% below the investment performance of the S&P 600. Accordingly, the net investment advisory fee consisted of a Basic Fee of $5,855,318 and a net downward adjustment of $2,927,659 for the performance of the Fund relative to that of the S&P 600. For the six months ended June 30, 2015, the Fund accrued and paid Royce investment advisory fees totaling $2,927,659.

Purchases and Sales of Investment Securities:
For the six months ended June 30, 2015, the costs of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $207,153,233 and $277,887,228, respectively.

Transactions in Affiliated Companies:
An “Affiliated Company” as defined in the Investment Company Act of 1940, is a company in which a fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The Fund effected the following transactions in shares of such companies for the six months ended June 30, 2015:

AFFILIATED COMPANY	SHARES 12/31/14	MARKET VALUE 12/31/14	COST OF PURCHASES	COST OF SALES	REALIZED GAIN (LOSS)	DIVIDEND INCOME	SHARES 6/30/15	MARKET VALUE 6/30/15

Stanley Furniture	1,012,235	$2,773,524	–	–	–	–	1,012,235	$3,006,338

Timberland Bancorp	444,200	4,708,520	–	–	–	$53,304	444,200	4,450,884

		$7,482,044				$53,304		$7,457,222

2015 Semiannual Report to Stockholders   |   29

Royce Micro-Cap Trust

Schedule of Investments
Common Stocks – 105.9%

	SHARES	VALUE

CONSUMER DISCRETIONARY – 16.6%
AUTO COMPONENTS - 2.6%
Drew Industries [1,2]	55,400	$3,214,308
Fuel Systems Solutions [3]	152,000	1,136,960
Global & Yuasa Battery	50,500	1,731,700
Motorcar Parts of America [3]	50,000	1,504,500
Standard Motor Products	61,853	2,172,278

		9,759,746

DISTRIBUTORS - 0.7%
Core-Mark Holding Company	16,800	995,400
Weyco Group	59,600	1,777,272

		2,772,672

DIVERSIFIED CONSUMER SERVICES - 1.9%
American Public Education [3]	68,300	1,756,676
Capella Education	1,300	69,771
Collectors Universe	83,100	1,657,014
Liberty Tax Cl. A	108,264	2,679,534
Lincoln Educational Services [3]	425,800	860,116

		7,023,111

HOTELS, RESTAURANTS & LEISURE - 0.6%
Monarch Casino & Resort [3]	31,997	657,858
MTY Food Group	55,300	1,466,402
Nathan’s Famous	2,100	77,826

		2,202,086

HOUSEHOLD DURABLES - 3.1%
Cavco Industries [3]	18,691	1,410,049
Ethan Allen Interiors [1]	69,700	1,835,898
Flexsteel Industries [1,2]	53,900	2,322,551
iRobot Corporation [1,2,3]	15,000	478,200
Lifetime Brands	192,094	2,837,228
Skyline Corporation [3]	183,400	539,196
Stanley Furniture [3]	93,468	277,600
Universal Electronics [3]	37,900	1,888,936

		11,589,658

INTERNET & CATALOG RETAIL - 1.0%
Blue Nile [3]	76,500	2,324,835
FTD Companies [3]	48,700	1,372,853

		3,697,688

LEISURE PRODUCTS - 1.7%
Arctic Cat	11,500	381,915
LeapFrog Enterprises Cl. A [1,3]	446,000	624,400
Nautilus [3]	177,700	3,822,327
Smith & Wesson Holding Corporation [1,2,3]	92,600	1,536,234
Sturm, Ruger & Co.	1,100	63,195

		6,428,071

MEDIA - 1.1%
Rentrak Corporation [3]	34,500	2,408,100
Sizmek [3]	5,800	41,180
Value Line	169,000	1,754,220

		4,203,500

SPECIALTY RETAIL - 1.8%
Aeropostale [3]	165,000	267,300
America’s Car-Mart [1,2,3]	18,100	892,692
Destination Maternity	190,600	2,222,396
Kirkland’s	7,900	220,173
Le Chateau Cl. A [3]	685,000	318,094
Lewis Group	57,000	461,913
Shoe Carnival [1]	31,628	912,784
Stage Stores [1]	27,800	487,334
Systemax [1,2,3]	44,000	380,160
West Marine [3]	86,000	829,040

		6,991,886

TEXTILES, APPAREL & LUXURY GOODS - 2.1%
Crown Crafts	159,359	1,274,872
Culp	55,100	1,708,100
J.G. Boswell Company [4]	2,490	1,755,450
Movado Group [1]	44,374	1,205,198
YGM Trading	1,422,000	1,838,141

		7,781,761

Total (Cost $56,674,496)		62,450,179

CONSUMER STAPLES – 2.8%
BEVERAGES - 0.1%
Crimson Wine Group [3,4]	58,124	543,459

FOOD PRODUCTS - 2.7%
Binggrae	18,078	1,369,484
Farmer Bros. [1,3]	67,400	1,583,900
John B. Sanfilippo & Son	26,900	1,396,110
Landec Corporation [3]	75,610	1,091,052
Limoneira Company	6,400	142,272
Seneca Foods Cl. A [3]	51,400	1,427,378
Seneca Foods Cl. B [3]	42,500	1,264,800
SunOpta [3]	138,700	1,488,251
Waterloo Investment Holdings [3,5]	806,207	306,359

		10,069,606

Total (Cost $7,527,262)		10,613,065

ENERGY – 1.7%
ENERGY EQUIPMENT & SERVICES - 0.9%
Canadian Energy Services & Technology	25,000	144,115
Dawson Geophysical [3]	93,654	440,174
Geospace Technologies [1,2,3]	9,500	218,975
Gulf Island Fabrication	103,216	1,152,923
Matrix Service [1,2,3]	25,300	462,484
North American Energy Partners	50,000	121,500
Pioneer Energy Services [1,3]	57,500	364,550
Tesco Corporation [1]	58,000	632,200

		3,536,921

OIL, GAS & CONSUMABLE FUELS - 0.8%
Ardmore Shipping	10,600	128,366
Permian Basin Royalty Trust	266,333	2,146,644
Resolute Energy [1,2,3]	102,100	98,680
StealthGas [3]	74,500	502,875

		2,876,565

Total (Cost $9,118,156)		6,413,486

FINANCIALS – 19.8%
BANKS - 2.0%
Bank of N.T. Butterfield & Son	438,100	714,103
BCB Holdings [3]	566,936	75,718
Blue Hills Bancorp [3]	50,000	700,000
Bryn Mawr Bank	25,000	754,000
Chemung Financial [1]	31,000	820,880
Fauquier Bankshares [1,2]	140,200	2,227,778
First Bancorp (The)	40,200	781,488
Peapack-Gladstone Financial	53,606	1,191,125

		7,265,092

CAPITAL MARKETS - 11.1%
ASA Gold and Precious Metals	206,150	2,001,716

30 | 2015 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2015 (unaudited)

Schedule of Investments (continued)

	SHARES	VALUE

FINANCIALS (continued)
CAPITAL MARKETS (continued)
BHF Kleinwort Benson Group [3]	230,000	$1,125,664
Cowen Group [3]	245,900	1,573,760
Diamond Hill Investment Group [1,2]	23,354	4,662,860
Dundee Corporation Cl. A [3]	120,000	1,204,804
Equity Trustees	43,150	678,832
FBR & Co. [3]	51,684	1,195,968
Fiera Capital Cl. A	78,000	773,755
†Fifth Street Asset Management Cl. A	211,603	2,175,279
INTL FCStone [1,2,3]	41,727	1,387,005
JZ Capital Partners	253,999	1,789,945
Medley Management Cl. A	210,800	2,495,872
MVC Capital [1,2]	387,400	3,951,480
Newtek Business Services	86,600	1,534,552
OHA Investment	230,820	1,313,366
Queen City Investments [4]	948	1,090,200
Silvercrest Asset Management Group Cl. A	228,600	3,214,116
Sprott	984,300	1,946,534
U.S. Global Investors Cl. A	676,254	1,879,986
Urbana Corporation	237,600	410,901
Westwood Holdings Group [1]	34,700	2,067,079
ZAIS Group Holdings Cl. A [3]	292,160	3,184,544

		41,658,218

CONSUMER FINANCE - 1.0%
EZCORP Cl. A [1,2,3]	201,000	1,493,430
J.G. Wentworth Company Cl. A [3]	160,000	1,472,000
Regional Management [3]	51,400	918,004

		3,883,434

DIVERSIFIED FINANCIAL SERVICES - 0.6%
Banca Finnat Euramerica	1,310,000	711,241
GAIN Capital Holdings	25,000	239,000
PICO Holdings [1,3]	45,700	672,704
Warsaw Stock Exchange	52,900	666,033

		2,288,978

INSURANCE - 2.1%
Hallmark Financial Services [3]	114,000	1,297,320
Independence Holding Company	105,380	1,389,962
National Western Life Insurance Cl. A [1]	7,033	1,684,333
State Auto Financial [1,2]	97,264	2,329,473
United Fire Group [1]	38,603	1,264,635

		7,965,723

REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.4%
BRT Realty Trust [3]	230,331	1,619,227

REAL ESTATE MANAGEMENT & DEVELOPMENT - 2.6%
AV Homes [3]	75,300	1,082,061
Forestar Group [1,2,3]	53,000	697,480
FRP Holdings [1,2,3]	88,381	2,866,196
Griffin Industrial Realty	47,746	1,529,782
Hopefluent Group Holdings	1,400,000	475,002
Marcus & Millichap [3]	2,700	124,578
Tejon Ranch [1,2,3]	112,162	2,883,685
Tejon Ranch (Warrants) [3]	13,146	5,915

		9,664,699

Total (Cost $67,746,119)		74,345,371

HEALTH CARE – 10.7%
BIOTECHNOLOGY - 1.2%
Aquinox Pharmaceuticals [3]	47,622	330,497
ARIAD Pharmaceuticals [1],[3]	114,102	943,624
Celsion Corporation [3]	115,555	271,554
ChemoCentryx [3]	70,000	576,100
Fortress Biotech [3]	147,400	495,264
Zealand Pharma [3]	104,000	1,717,300

		4,334,339

HEALTH CARE EQUIPMENT & SUPPLIES - 4.5%
Allied Healthcare Products [3]	45,172	66,403
AngioDynamics [1,2,3]	42,163	691,473
Atrion Corporation	10,294	4,038,439
Cerus Corporation [1,2,3]	140,000	726,600
Cynosure Cl. A [3]	1,500	57,870
Derma Sciences [3]	74,958	536,699
Exactech [1,2,3]	137,200	2,857,876
Inogen [3]	5,400	240,840
Invacare Corporation [1]	44,300	958,209
Meridian Bioscience	45,400	846,256
STRATEC Biomedical	14,000	771,108
Symmetry Surgical [3]	2,975	25,942
Synergetics USA [1,3]	61,735	290,155
Syneron Medical [3]	69,200	734,904
TearLab Corporation [3]	100,000	202,000
Trinity Biotech ADR Cl. A	81,600	1,473,696
Utah Medical Products	38,100	2,271,903

		16,790,373

HEALTH CARE PROVIDERS & SERVICES - 3.4%
Aceto Corporation	72,219	1,778,754
Addus HomeCare [3]	66,900	1,863,834
CorVel Corporation [1,3]	40,000	1,280,800
Cross Country Healthcare [3]	240,700	3,052,076
Landauer	32,343	1,152,704
National Research Cl. A	40,033	568,869
PharMerica Corporation [1,2,3]	40,000	1,332,000
Psychemedics Corporation	83,200	1,233,856
U.S. Physical Therapy	12,600	689,976

		12,952,869

HEALTH CARE TECHNOLOGY - 0.6%
Computer Programs and Systems	24,000	1,282,080
HealthStream [3]	24,227	736,985
Vocera Communications [3]	33,100	378,995

		2,398,060

PHARMACEUTICALS - 1.0%
Agile Therapeutics [1,3]	80,000	687,200
Lipocine [3]	122,800	1,053,624
Repros Therapeutics [3]	129,000	922,350
Theravance Biopharma [3]	83,509	1,087,287

		3,750,461

Total (Cost $30,310,628)		40,226,102

INDUSTRIALS – 20.7%
AEROSPACE & DEFENSE - 1.6%
Breeze-Eastern Corporation [3]	24,233	278,680
CPI Aerostructures [3]	90,700	907,907
Ducommun [1,2,3]	75,700	1,943,219
FLYHT Aerospace Solutions [3]	800,200	150,558
Innovative Solutions and Support [3]	142,828	471,332
Kratos Defense & Security Solutions [3]	72,324	455,641
SIFCO Industries	45,800	682,420

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2015 Semiannual Report to Stockholders | 31

Royce Micro-Cap Trust

Schedule of Investments (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
AEROSPACE & DEFENSE (continued)
Sparton Corporation [1,2,3]	35,700	$975,324

		5,865,081

AIR FREIGHT & LOGISTICS - 0.7%
Frontier Services Group [3]	6,137,286	2,581,103

BUILDING PRODUCTS - 1.7%
AAON [1,2]	30,300	682,356
Apogee Enterprises	31,900	1,679,216
Burnham Holdings Cl. A [4]	117,000	2,162,160
Insteel Industries	60,500	1,131,350
Patrick Industries [3]	21,150	804,758

		6,459,840

COMMERCIAL SERVICES & SUPPLIES - 1.6%
CompX International Cl. A	107,500	1,225,500
Heritage-Crystal Clean [3]	235,077	3,455,632
Horizon North Logistics	22,300	68,739
Intersections [1,2,3]	203,700	625,359
Team [1,2,3]	17,500	704,375

		6,079,605

CONSTRUCTION & ENGINEERING - 3.2%
Ameresco Cl. A [3]	295,700	2,262,105
Integrated Electrical Services [3]	570,682	4,051,842
Layne Christensen [1,2,3]	50,000	447,500
MYR Group [1,2,3]	107,100	3,315,816
Northwest Pipe [3]	32,000	651,840
Orbit Garant Drilling [3]	1,512,500	1,235,188

		11,964,291

ELECTRICAL EQUIPMENT - 1.0%
Encore Wire [1]	15,000	664,350
Global Power Equipment Group	55,649	431,836
LSI Industries	99,012	924,772
Orion Energy Systems [3]	100,000	251,000
Powell Industries	28,400	998,828
Preformed Line Products	17,243	650,406

		3,921,192

INDUSTRIAL CONGLOMERATES - 0.6%
Raven Industries [1]	103,400	2,102,122

MACHINERY - 5.2%
ARC Group Worldwide [1,2,3]	39,250	208,025
CIRCOR International [1]	1,100	59,983
Columbus McKinnon	39,850	996,250
Douglas Dynamics	50,000	1,074,000
Eastern Company (The)	39,750	736,170
Foster (L.B.) Company [1]	46,400	1,605,904
Graham Corporation [1]	111,948	2,293,815
Hurco Companies	57,266	1,982,549
Kadant	21,200	1,000,640
Luxfer Holdings ADR	27,812	361,556
NN	141,600	3,613,632
Pfeiffer Vacuum Technology	21,000	1,871,074
Sun Hydraulics	8,200	312,502
Tecumseh Products [3]	265,000	654,550
Tennant Company [1,2]	33,500	2,188,890
Twin Disc	7,000	130,480
Wabash National [3]	46,100	578,094

		19,668,114

MARINE - 0.4%
Clarkson	32,700	1,406,267

PROFESSIONAL SERVICES - 2.7%
Acacia Research [1]	69,700	611,269
CBIZ [3]	47,000	453,080
Franklin Covey [3]	78,700	1,596,823
Heidrick & Struggles International	98,268	2,562,830
ICF International [3]	15,700	547,302
Kforce [1]	66,600	1,523,142
Mistras Group [3]	4,100	77,818
Navigant Consulting [3]	5,100	75,837
Resources Connection	60,160	967,974
RPX Corporation [3]	104,900	1,772,810

		10,188,885

ROAD & RAIL - 1.0%
Marten Transport	3,300	71,610
†Patriot Transportation Holding [1,2,3]	29,460	726,189
Universal Truckload Services [1]	134,200	2,947,032

		3,744,831

TRADING COMPANIES & DISTRIBUTORS - 0.8%
DXP Enterprises [3]	1,600	74,400
Houston Wire & Cable	162,075	1,607,784
Lawson Products [3]	47,769	1,121,616
MFC Industrial [3]	70,000	283,500

		3,087,300

TRANSPORTATION INFRASTRUCTURE - 0.2%
Touax	53,197	880,704

Total (Cost $60,432,284)		77,949,335

INFORMATION TECHNOLOGY – 22.6%
COMMUNICATIONS EQUIPMENT - 1.2%
Alliance Fiber Optic Products	48,900	907,095
Applied Optoelectronics [1,2,3]	7,500	130,200
Bel Fuse Cl. A	67,705	1,398,785
CalAmp Corporation [3]	5,500	100,430
Ceragon Networks [3]	29,700	34,155
ClearOne	25,000	322,625
Extreme Networks [3]	320,000	860,800
KVH Industries [3]	8,900	119,705
Oclaro [3]	27,900	63,054
PCTEL	44,100	316,638
Sandvine Corporation [3]	22,700	65,247

		4,318,734

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 8.4%
Agilysys [3]	170,587	1,565,989
Deswell Industries	544,371	979,868
DTS [3]	96,300	2,936,187
†FARO Technologies [3]	60,000	2,802,000
Inficon Holding	3,600	1,230,226
LRAD Corporation [3]	401,756	799,494
Mercury Systems [3]	47,500	695,400
Mesa Laboratories [1,2]	38,489	3,421,672
Newport Corporation [1,2,3]	200,023	3,792,436
Orbotech [1,2,3]	127,800	2,658,240
PC Connection	43,716	1,081,534
Richardson Electronics	330,900	2,673,672
Rofin-Sinar Technologies [3]	71,100	1,962,360
Rogers Corporation [1,3]	14,700	972,258
TTM Technologies [1,2,3]	179,400	1,792,206
Vishay Precision Group [3]	154,000	2,319,240

		31,682,782

32 | 2015 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2015 (unaudited)

Schedule of Investments (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY (continued)
INTERNET SOFTWARE & SERVICES - 3.6%
Care.com [1,2,3]	372,254	$2,203,744
LivePerson [3]	3,700	36,297
Marchex Cl. B	95,000	470,250
QuinStreet [3]	306,900	1,979,505
Qumu Corporation [3]	161,800	1,333,232
RealNetworks [3]	244,000	1,320,040
Reis	25,000	554,500
Stamps.com [3]	10,800	794,556
Support.com [3]	1,357,663	1,914,305
Textura Corporation [1,2,3]	50,000	1,391,500
United Online [3]	97,400	1,526,258

		13,524,187

IT SERVICES - 1.9%
Cass Information Systems [1]	29,150	1,638,813
Computer Task Group [1]	256,233	1,978,119
Hackett Group (The)	170,000	2,283,100
Innodata [3]	437,275	1,150,033
Sykes Enterprises [3]	6,300	152,775

		7,202,840

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.3%
Amtech Systems [3]	120,700	1,254,073
Brooks Automation	116,300	1,331,635
Cascade Microtech [3]	86,200	1,312,395
Exar Corporation [3]	180,208	1,762,434
Intermolecular [3]	260,000	512,200
IXYS Corporation	18,800	287,640
Kulicke & Soffa Industries [3]	72,300	846,633
MoSys [1,2,3]	402,275	764,322
Nanometrics [3]	50,800	818,896
Nova Measuring Instruments [3]	71,800	897,500
Photronics [3]	162,700	1,547,277
Rubicon Technology [1,2,3]	76,899	186,865
Ultra Clean Holdings [3]	128,300	799,309
Xcerra Corporation [3]	26,200	198,334

		12,519,513

SOFTWARE - 3.0%
American Software Cl. A	122,752	1,166,144
BSQUARE Corporation [3]	98,675	669,017
†Computer Modelling Group	276,500	2,802,634
Envivio [3]	489,376	929,814
ePlus [3]	24,899	1,908,508
Gigamon [3]	3,600	118,764
Model N [3]	65,000	774,150
PSI [3]	34,000	392,316
Rubicon Project [3]	60,500	905,080
SeaChange International [3]	204,000	1,430,040

		11,096,467

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 1.2%
Avid Technology [3]	49,500	660,330
Intevac [3]	251,700	1,472,445
Kortek	135,007	1,863,918
TransAct Technologies	78,600	525,048

		4,521,741

Total (Cost $80,654,554)		84,866,264

MATERIALS – 6.4%
CHEMICALS - 2.1%
Balchem Corporation [1,2]	11,775	656,103
Chase Corporation	13,503	536,744
FutureFuel Corporation	109,700	1,411,839
Hawkins [1]	29,314	1,183,993
KMG Chemicals	49,900	1,269,456
Quaker Chemical [1,2]	30,400	2,700,736

		7,758,871

CONSTRUCTION MATERIALS - 0.5%
Ash Grove Cement [4]	8,000	1,608,000
Monarch Cement [4]	16,303	497,241

		2,105,241

CONTAINERS & PACKAGING - 0.4%
UFP Technologies [3]	68,036	1,423,313

METALS & MINING - 3.4%
AuRico Gold	91,250	259,150
Central Steel & Wire [4]	788	488,560
Comstock Mining [3]	615,000	359,775
Exeter Resource [3]	246,500	118,936
Haynes International [1]	51,401	2,535,097
Hecla Mining	44,518	117,082
Horsehead Holding Corporation [1,2,3]	11,900	139,468
Imdex [3]	633,900	146,726
MAG Silver [3]	96,050	752,072
Major Drilling Group International	460,857	2,306,130
Materion Corporation	50,000	1,762,500
Midway Gold [3,5]	275,000	2,750
Olympic Steel	100,000	1,744,000
Pretium Resources [3]	90,000	487,110
Universal Stainless & Alloy Products [3]	73,800	1,450,170

		12,669,526

Total (Cost $23,496,105)		23,956,951

TELECOMMUNICATION SERVICES – 0.1%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.1%
ORBCOMM [3]	38,000	256,500

Total (Cost $237,587)		256,500

UTILITIES – 0.3%
GAS UTILITIES - 0.1%
Shizuoka Gas	40,000	279,446

INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCER - 0.0%
Alterra Power [3]	450,000	151,321

WATER UTILITIES - 0.2%
GWR Global Water Resources	106,000	606,806

Total (Cost $936,784)		1,037,573

MISCELLANEOUS[6] – 4.2%

Total (Cost $15,669,416)		15,627,997

TOTAL COMMON STOCKS

(Cost $352,803,391)		397,742,823

PREFERRED STOCK - 0.3%
Seneca Foods Conv. [3,4]	45,409	1,208,787

(Cost $578,719)		1,208,787

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2015 Semiannual Report to Stockholders | 33

Royce Micro-Cap Trust	June 30, 2015 (unaudited)

Schedule of Investments (continued)

VALUE

REPURCHASE AGREEMENT– 9.5%
Fixed Income Clearing Corporation, 0.00% dated 6/30/15, due 7/1/15, maturity value
$35,460,000 (collateralized by obligations of various U.S. Government Agencies, 2.125%
due 1/31/21, valued at $36,170,243)

(Cost $35,460,000)	$35,460,000

TOTAL INVESTMENTS – 115.7%

(Cost $388,842,110)	434,411,610

LIABILITIES LESS CASH AND OTHER ASSETS – (15.7)%	(58,846,984)

NET ASSETS – 100.0%	$375,564,626

†	New additions in 2015.
[1]
All or a portion of these securities were pledged as collateral in connection with the revolving credit agreement at June 30, 2015. Total market value of pledged securities at June 30, 2015, was $91,521,219.

[2]	At June 30, 2015, a portion of these securities were rehypothecated in connection with the Fund’s revolving credit agreement in the aggregate amount of $57,832,231.
[3]	Non-income producing.
[4]	These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities. See Notes to Financial Statements.
[5]
Securities for which market quotations are not readily available represent 0.1% of net assets. These securities have been valued at their fair value under procedures approved by the Fund’s Board of Directors. These securities are defined as Level 3 securities due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

[6]	Includes securities first acquired in 2015 and less than 1% of net assets.

Bold indicates the Fund’s 20 largest equity holdings in terms of June 30, 2015, market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $389,802,264. At June 30, 2015, net unrealized appreciation for all securities was $44,609,346, consisting of aggregate gross unrealized appreciation of $91,413,136 and aggregate gross unrealized depreciation of $46,803,790. The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

34 | 2015 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Micro-Cap Trust	June 30, 2015 (unaudited)

Statement of Assets and Liabilities

ASSETS:
Total investments at value	$398,951,610

Repurchase agreements (at cost and value)	35,460,000

Cash and foreign currency	3,466

Receivable for investments sold	4,431,491

Receivable for dividends and interest	328,651

Prepaid expenses and other assets	37,662

Total Assets	439,212,880

LIABILITIES:
Revolving credit agreement	60,000,000

Payable for investments purchased	3,215,986

Payable for investment advisory fee	321,697

Payable for directors’ fees	24,227

Payable for interest expense	4,116

Accrued expenses	82,228

Total Liabilities	63,648,254

Net Assets	$375,564,626

ANALYSIS OF NET ASSETS:
Paid-in capital - $0.001 par value per share; 34,872,042 shares outstanding (150,000,000 shares authorized)	$296,277,254

Undistributed net investment income (loss)	(1,858,384)

Accumulated net realized gain (loss) on investments and foreign currency	51,037,376

Net unrealized appreciation (depreciation) on investments and foreign currency	45,569,041

Quarterly distributions	(15,460,661)

Net Assets (net asset value per share - $10.77)	$375,564,626

Investments at identified cost	$353,382,110

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2015 Semiannual Report to Stockholders | 35

Royce Micro-Cap Trust	Six Months Ended June 30, 2015 (unaudited)

Statement of Operations

INVESTMENT INCOME:
INCOME:
Dividends	$2,367,224

Foreign withholding tax	(39,792)

Rehypothecation income	115,684

Total income	2,443,116

EXPENSES:

Investment advisory fees	1,922,807

Interest expense	368,126

Stockholder reports	72,049

Custody and transfer agent fees	47,750

Directors’ fees	41,194

Administrative and office facilities	27,113

Professional fees	26,537

Other expenses	32,538

Total expenses	2,538,114

Net investment income (loss)	(94,998)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):

Investments	23,665,285

Foreign currency transactions	(13,397)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):

Investments and foreign currency translations	(26,614,570)

Other assets and liabilities denominated in foreign currency	5,651

Net realized and unrealized gain (loss) on investments and foreign currency	(2,957,031)

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$(3,052,029)

36 | 2015 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Micro-Cap Trust

Statement of Changes in Net Assets
	SIX MONTHS ENDED 6/30/15 (UNAUDITED)	YEAR ENDED 12/31/14

INVESTMENT OPERATIONS:
Net investment income (loss)	$(94,998)	$(382,932)

Net realized gain (loss) on investments and foreign currency	23,651,888	94,504,058

Net change in unrealized appreciation (depreciation) on investments and foreign currency	(26,608,919)	(85,903,074)

Net increase (decrease) in net assets from investment operations	(3,052,029)	8,218,052

DISTRIBUTIONS:
Net investment income	–	(1,343,094)

Net realized gain on investments and foreign currency	–	(89,530,419)

Quarterly distributions[1]	(15,460,661)	–

Total distributions	(15,460,661)	(90,873,513)

CAPITAL STOCK TRANSACTIONS:

Reinvestment of distributions	6,589,341	37,022,256

Total capital stock transactions	6,589,341	37,022,256

Net Increase (Decrease) In Net Assets	(11,923,349)	(45,633,205)

NET ASSETS:

Beginning of period	387,487,975	433,121,180

End of period (including undistributed net investment income (loss) of $(1,858,384) at 6/30/15 and $(1,763,387) at 12/31/14)	$375,564,626	$387,487,975

[1]	To be allocated to net investment income, net realized gains and/or return of capital at year end.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2015 Semiannual Report to Stockholders | 37

Royce Micro-Cap Trust	Six Months Ended June 30, 2015 (unaudited)

Statement of Cash Flows

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets from investment operations	$(3,052,029)

Adjustments to reconcile net increase (decrease) in net assets from investment operations to net cash provided by operating activities:

Purchases of long-term investments	(65,222,690)

Proceeds from sales and maturities of long-term investments	107,042,282

Net purchases, sales and maturities of short-term investments	(32,804,000)

Net (increase) decrease in dividends and interest receivable and other assets	(542)

Net increase (decrease) in interest expense payable, accrued expenses and other liabilities	(51,103)

Net change in unrealized appreciation (depreciation) on investments	26,614,570

Net realized gain on investments and foreign currency	(23,651,888)

Net cash provided by operating activities	8,874,600

CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions	(15,460,661)

Reinvestment of distributions	6,589,341

Net cash used for financing activities	(8,871,320)

INCREASE (DECREASE) IN CASH:	3,280

Cash and foreign currency at beginning of period	186

Cash and foreign currency at end of period	$3,466

38 | 2015 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Micro-Cap Trust

Financial Highlights
This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	SIX MONTHS	YEARS ENDED

	ENDED 6/30/15 (UNAUDITED)	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

Net Asset Value, Beginning of Period	$11.33	$14.12	$10.93	$9.86	$11.34	$8.90

INVESTMENT OPERATIONS:
Net investment income (loss)	(0.00)	(0.01)	0.01	0.15	0.04	0.08

Net realized and unrealized gain (loss) on investments and foreign currency	(0.08)	0.25	4.64	1.58	(0.82)	2.58

Total investment operations	(0.08)	0.24	4.65	1.73	(0.78)	2.66

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–	–	–	(0.02)	(0.02)	(0.10)

Net realized gain on investments and foreign currency	–	–	–	(0.09)	(0.11)	(0.03)

Total distributions to Preferred Stockholders	-	-	-	(0.11)	(0.13)	(0.13)

Net Increase (Decrease) in Net Assets Applicable to Common Stockholders from Investment Operations	(0.08)	0.24	4.65	1.62	(0.91)	2.53

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	–	(0.04)	(0.03)	(0.08)	(0.05)	(0.06)

Net realized gain on investments and foreign currency	–	(2.86)	(1.35)	(0.43)	(0.24)	(0.02)

Return of capital	–	–	–	–	(0.24)	–

Quarterly distributions[1]	(0.45)	–	–	–	–	–

Total distributions to Common Stockholders	(0.45)	(2.90)	(1.38)	(0.51)	(0.53)	(0.08)

CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.03)	(0.13)	(0.08)	(0.04)	(0.04)	(0.01)

Total capital stock transactions	(0.03)	(0.13)	(0.08)	(0.04)	(0.04)	(0.01)

Net Asset Value, End of Period	$10.77	$11.33	$14.12	$10.93	$9.86	$11.34

Market Value, End of Period	$9.22	$10.08	$12.61	$9.45	$8.77	$9.80

TOTAL RETURN:[2]
Net Asset Value	(0.43)%[3]	3.46%	44.66%	17.23%	(7.69)%	28.50%
Market Value	(4.19)%[3]	3.06%	49.42%	13.95%	(4.99)%	34.10%

RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Investment advisory fee expense[4]	1.02%[5]	0.93%	0.82%	1.12%	0.97%	0.97%

Other operating expenses	0.33%[5]	0.25%	0.29%	0.18%	0.15%	0.15%

Total expenses (net)[6]	1.35%[5]	1.18%	1.11%	1.30%	1.12%	1.12%

Expenses net of fee waivers and excluding interest expense	1.16%[5]	1.05%	0.96%	1.27%	1.12%	1.12%

Expenses prior to fee waivers and balance credits	1.35%[5]	1.18%	1.11%	1.32%	1.15%	1.17%

Expenses prior to fee waivers	1.35%[5]	1.18%	1.11%	1.32%	1.15%	1.17%

Net investment income (loss)	(0.05)%[5]	(0.09)%	0.08%	1.46%	0.40%	0.84%

SUPPLEMENTAL DATA:
Net Assets Applicable to Common Stockholders, End of Period (in thousands)	$375,565	$387,488	$433,121	$318,545	$279,292	$311,279

Liquidation Value of Preferred Stock, End of Period (in thousands)					$60,000	$60,000

Portfolio Turnover Rate	17%	41%	29%	28%	30%	27%

PREFERRED STOCK:
Total shares outstanding					2,400,000	2,400,000

Asset coverage per share					$141.37	$154.70

Liquidation preference per share					$25.00	$25.00

Average month-end market value per share					$25.41	$25.11

REVOLVING CREDIT AGREEMENT:
Asset coverage	726%	746%	1062%	808%

Asset coverage per $1,000	$7,259	$7,458	$10,625	$8,079

[1]	To be allocated to net investment income, net realized gains and/or return of capital at year end.
[2]
The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.

[3]	Not annualized
[4]
The investment advisory fee is calculated based on average net assets over a rolling 36-month basis, while the above ratios of investment advisory fee expenses are based on the average net assets applicable to Common Stockholders over a 12-month basis.

[5]	Annualized
[6]	Expense ratios based on total average net assets including liquidation value of Preferred Stock were 1.10%, 0.93% and 0.91% for the years ended December 31, 2012, 2011 and 2010, respectively.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2015 Semiannual Report to Stockholders | 39

Royce Micro-Cap Trust

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies
Royce Micro-Cap Trust, Inc. (the “Fund”), is a diversified closed-end investment company that was incorporated under the laws of the State of Maryland on September 9, 1993. The Fund commenced operations on December 14, 1993.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

VALUATION OF INVESTMENTS:
Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Fund’s Board of Directors, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.
Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
Level 1 –	quoted prices in active markets for identical securities.
Level 2 –	other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Level 2 securities with values based on quoted prices for similar securities are noted in the Schedule of Investments.
Level 3 –	significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2015. For a detailed breakout of common stocks by sector classification, please refer to the Schedule of Investments.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Common Stocks	$389,288,643	$ 8,145,071	$309,109	$397,742,823

Preferred Stocks	–	1,208,787	–	1,208,787

Cash Equivalents	–	35,460,000	–	35,460,000

For the six months ended June 30, 2015, certain securities have transferred in and out of Level 1, Level 2 and Level 3 measurements. The Fund recognizes transfers between levels as of the end of the reporting period. At June 30, 2015, securities valued at $22,618,659 were transferred from Level 2 to Level 1 and securities valued at $2,750 were transferred from Level 1 to Level 3 within the fair value hierarchy.

40  | 2015 Semiannual Report to Stockholders

Royce Micro-Cap Trust

Notes to Financial Statements (unaudited) (continued)

VALUATION OF INVESTMENTS (continued):

Level 3 Reconciliation:

	BALANCE AS OF 12/31/14	TRANSFERS IN	SALES	REALIZED AND UNREALIZED GAIN (LOSS)[1]	BALANCE AS OF 6/30/15

Common Stocks	$325,702	$2,750	$1	$(19,342)	$309,109

[1]
The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

REPURCHASE AGREEMENTS:
The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities.

FOREIGN CURRENCY:
Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

TAXES:
As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information”.

DISTRIBUTIONS:
The Fund pays quarterly distributions on the Fund’s Common Stock at the annual rate of 7% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.75% of the rolling average or the distribution required by IRS regulations. Prior to November 15, 2012, distributions to Preferred Stockholders were accrued daily and paid quarterly. Distributions to Common Stockholders are recorded on ex-dividend date. Distributable capital gains and/or net investment income were first allocated to Preferred Stockholder distributions, with any excess allocable to Common Stockholders. If capital gains and/or net investment income were allocated to both Preferred and Common Stockholders, the tax character of such allocations was proportional. To the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:
Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

EXPENSES:
The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to the Funds are allocated by Royce & Associates, LLC (“Royce”) under an administration agreement and are included in administrative and office facilities and professional fees. The Fund has adopted a deferred fee agreement that allows the Directors to defer the receipt of all or a portion of directors’ fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

2015 Semiannual Report to Stockholders |  41

Royce Micro-Cap Trust

Notes to Financial Statements (unaudited) (continued)

COMPENSATING BALANCE CREDITS:
The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Capital Stock:
The Fund issued 686,578 and 3,505,620 shares of Common Stock as reinvestment of distributions for the six months ended June 30, 2015 and year ended December 31, 2014, respectively.

Borrowings:
The Fund has entered into a revolving credit agreement (the credit agreement) with BNP Paribas Prime Brokerage Inc. (BNPP). The Fund pays a commitment fee of 0.50% per annum on the unused portion of the credit agreement. The credit agreement has a 360-day rolling term that resets daily; however, if the Fund exceeds certain net asset value triggers, the credit agreement may convert to a 60-day rolling term that resets daily. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding and has granted a security interest in the securities pledged to, and in favor of, BNPP as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement necessitating the sale of portfolio securities at potentially inopportune times. The credit agreement also permits, subject to certain conditions, BNPP to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive payments in lieu of dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPP on demand. If BNPP fails to deliver the recalled security in a timely manner, the Fund is compensated by BNPP for any fees or losses related to the failed delivery or, in the event a recalled security is not returned by BNPP, the Fund, upon notice to BNPP, may reduce the loan balance outstanding by the amount of the recalled security failed to be returned. The Fund receives a portion of the fees earned by BNPP in connection with the rehypothecation of portfolio securities.
As of June 30, 2015, the Fund has outstanding borrowings of $60,000,000. During the six months ended June 30, 2015, the Fund borrowed an average daily balance of $60,000,000 at a weighted average borrowing cost of 1.22%. The maximum amount outstanding during the six months ended June 30, 2015 was $60,000,000. As of June 30, 2015, the aggregate value of rehypothecated securities was $57,832,231. During the six months ended June 30, 2015, the Fund earned $115,684 in fees from rehypothecated securities.

Investment Advisory Agreement:
As compensation for its services under the Investment Advisory Agreement, Royce receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the Russell 2000.
The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the Fund’s month-end net assets applicable to Common Stockholders, plus the liquidation value of outstanding Preferred Stock, for the rolling 36-month period ending with such month (the “performance period”). The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the Russell 2000 for the performance period by more than two percentage points. The performance period for each such month is a rolling 36-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the Russell 2000 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the Russell 2000 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.
For the six rolling 36-month periods ended June 2015, the Fund’s investment performance ranged from 1% to 2% below the investment performance of the Russell 2000. Accordingly, the net investment advisory fee consisted of a Basic Fee of $1,922,807 and no adjustment for the performance of the Fund relative to that of the Russell 2000. For the six months ended June 30, 2015, the Fund accrued and paid Royce investment advisory fees totaling $1,922,807.

Purchases and Sales of Investment Securities:
For the six months ended June 30, 2015, the costs of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $67,772,993 and $90,086,737, respectively.

42  | 2015 Semiannual Report to Stockholders

Royce Global Value Trust	June 30, 2015 (unaudited)

Schedule of Investments
Common Stocks – 105.8%
	SHARES	VALUE

AUSTRALIA – 1.1%
ALS	45,300	$204,465
Collection House	140,658	242,010
Imdex [1]	473,700	109,645
Medusa Mining [1]	82,600	53,215
†Platinum Asset Management	37,000	213,534
Programmed Maintenance Services	27,400	60,884
TFS Corporation	85,000	105,259
Webjet	31,300	72,207

Total (Cost $1,299,400)		1,061,219

AUSTRIA – 1.7%
Mayr-Melnhof Karton	10,800	1,220,292
Semperit AG Holding	11,000	453,744

Total (Cost $1,731,546)		1,674,036

BELGIUM – 0.5%
BHF Kleinwort Benson Group [1]	55,000	269,180
Ion Beam Applications	600	16,335
Picanol Group	900	51,573
Van de Velde	3,436	197,392

Total (Cost $477,806)		534,480

BERMUDA – 1.0%
Lazard Cl. A [2]	12,500	703,000
†Signet Jewelers	2,300	294,952

Total (Cost $824,194)		997,952

BRAZIL – 3.6%
Brasil Brokers Participacoes	225,400	155,868
CETIP - Mercados Organizados	140,000	1,534,592
MAHLE Metal Leve	50,000	344,151
Mills Estruturas e Servicos de Engenharia [1]	26,500	57,533
T4F Entretenimento [1]	112,200	131,720
Totvs	73,000	915,699
Valid Solucoes	30,000	462,192

Total (Cost $4,273,296)		3,601,755

CANADA – 10.1%
†Absolute Software	10,500	75,576
Agnico Eagle Mines [2]	20,000	567,400
AirBoss of America	10,300	183,899
Alamos Gold	38,000	215,100
†Altus Group	11,000	156,765
†Cameco Corporation	24,500	349,860
Canyon Services Group	10,900	50,704
COM DEV International	27,000	124,732
Computer Modelling Group	57,300	580,799
†Dundee Corporation Cl. A [1]	55,900	561,238
†easyhome	8,300	129,584
E-L Financial	200	104,989
FLYHT Aerospace Solutions [1]	140,000	26,341
Franco-Nevada Corporation [2,3]	22,700	1,081,655
†Genworth MI Canada	75,000	1,969,576
†HNZ Group Cl. B	5,700	85,386
Horizon North Logistics	41,100	126,689
Magellan Aerospace	41,900	572,309
Major Drilling Group International	110,500	552,942
MTY Food Group	8,800	233,351
Pan American Silver [2]	63,700	547,183
Ritchie Bros. Auctioneers [2]	24,300	678,456
Sprott	280,600	554,910
†TMX Group	14,000	595,757
Total Energy Services	5,200	63,491

Total (Cost $11,776,509)		10,188,692

CHILE – 0.5%
†Inversiones La Construccion	40,000	448,007

Total (Cost $465,957)		448,007

CHINA – 1.5%
Daphne International Holdings	1,696,500	424,587
Daqo New Energy ADR [1,2]	1,800	42,390
†E-House (China) Holdings ADR	33,600	225,792
Hopefluent Group Holdings	280,000	95,001
Noah Holdings ADR [1,2]	16,700	504,841
Pacific Online	402,700	177,672
Xtep International Holdings	213,000	77,489

Total (Cost $2,280,677)		1,547,772

CYPRUS – 0.5%
Globaltrans Investment GDR [1]	112,000	532,000

Total (Cost $834,068)		532,000

DENMARK – 1.6%
Chr Hansen	10,000	487,903
†Coloplast Cl. B	4,500	295,275
SimCorp	8,000	318,594
Zealand Pharma [1]	30,200	498,678

Total (Cost $1,496,431)		1,600,450

FINLAND – 1.7%
BasWare	3,900	173,916
Nokian Renkaat	27,000	846,137
Vaisala Cl. A	27,500	720,472

Total (Cost $1,981,889)		1,740,525

FRANCE – 8.7%
aufeminin [1]	2,100	57,172
Gaztransport Et Technigaz	16,000	1,012,105
Lectra	8,700	124,150
Manutan International	21,700	1,031,315
Neurones	28,450	473,225
Nexity	18,500	725,990
Paris Orleans	37,000	1,182,002
Prodware [1]	10,800	73,928
Societe Internationale de Plantations d’Heveas [1]	1,531	58,101
Stallergenes	17,300	1,055,958
†Tarkett	22,500	485,377
†Thermador Groupe	4,900	409,762
Vetoquinol	24,139	1,001,102
Virbac	4,820	1,031,726

Total (Cost $8,897,151)		8,721,913

GERMANY – 4.1%
†Adler Modemaerkte	5,700	65,135
†ADLER Real Estate [1]	10,900	156,273
Amadeus Fire	600	53,513
†Bertrandt	5,000	656,368
†Carl Zeiss Meditec	17,500	446,191

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2015 Semiannual Report to Stockholders | 43

Royce Global Value Trust

Schedule of Investments (continued)

	SHARES	VALUE

GERMANY (continued)
†CompuGroup Medical	10,000	$349,896
†Deutz	11,100	63,607
†Fielmann	3,500	237,903
GFT Technologies	5,800	119,688
KUKA	9,000	749,714
†KWS Saat	1,000	332,783
LPKF Laser & Electronics	15,500	133,057
mutares	800	91,864
†SQS Software Quality Systems	15,200	147,477
†STRATEC Biomedical	5,500	302,935
Tomorrow Focus [1]	39,600	191,823
XING	406	66,604

Total (Cost $3,817,992)		4,164,831

GREECE – 0.3%
Hellenic Exchanges - Athens Stock Exchange	28,000	144,841
StealthGas [1,2]	17,000	114,750

Total (Cost $286,362)		259,591

HONG KONG – 7.4%
Anxin-China Holdings [1,4]	2,500,000	80,629
China Metal International Holdings	430,000	139,237
First Pacific	180,000	151,634
Great Eagle Holdings	203,125	759,929
I.T	500,000	188,349
Le Saunda Holdings	268,600	129,595
Luen Thai Holdings	475,000	103,560
Luk Fook Holdings (International)	120,100	354,030
Midland Holdings [1]	1,400,000	633,938
New World Department Store China	4,659,700	1,250,353
Oriental Watch Holdings	2,223,000	378,551
Pico Far East Holdings	1,053,300	336,989
†Stella International Holdings	100,000	238,662
Television Broadcasts	81,000	480,156
Texwinca Holdings	302,000	320,640
Tse Sui Luen Jewellery (International)	215,000	83,209
Value Partners Group	1,015,000	1,602,725
YGM Trading	169,400	218,974

Total (Cost $8,667,949)		7,451,160

INDIA – 1.0%
†Bajaj Finance	6,000	513,317
†Kewal Kiran Clothing	6,300	209,835
†Motherson Sumi Systems	35,500	288,660

Total (Cost $947,168)		1,011,812

INDONESIA – 0.3%
Selamat Sempurna	593,300	205,369
Supra Boga Lestari [1]	3,945,000	106,521

Total (Cost $366,447)		311,890

IRELAND – 0.2%
†Keywords Studios	75,000	197,977

Total (Cost $176,944)		197,977

ISRAEL – 0.3%
Fox Wizel	2,900	58,477
†Nova Measuring Instruments [1]	7,200	90,000
Sarine Technologies	80,300	135,935

Total (Cost $267,954)		284,412

ITALY – 2.1%
†Azimut Holding	13,000	380,298
De’Longhi	49,500	1,134,605
†DiaSorin	8,500	388,051
†Recordati	10,000	209,703

Total (Cost $1,768,082)		2,112,657

JAPAN – 11.9%
C. Uyemura & Co.	7,300	392,483
EPS Holdings	74,000	897,904
FamilyMart	8,200	377,219
Freund Corporation	42,200	509,979
Fujimori Kogyo	2,000	60,465
GCA Savvian	8,300	103,084
†Horiba	8,500	345,876
Itoki Corporation	34,300	195,904
†Leopalace21 Corporation [1]	20,600	126,409
†Meitec Corporation	9,500	353,965
Milbon	3,100	98,660
MISUMI Group	64,800	920,230
Namura Shipbuilding	9,600	82,363
Nishikawa Rubber	8,200	132,663
Nitto Kohki	9,100	206,113
Obara Group	3,900	209,683
†Pressance Corporation	4,400	147,583
Relo Holdings	14,000	1,384,157
Santen Pharmaceutical	50,000	708,012
Shimano	9,100	1,241,737
SPARX Group	66,400	139,435
†Square Enix Holdings	16,500	365,229
Sun Frontier Fudousan	10,200	82,677
T Hasegawa	7,000	101,524
Tokai Corporation	4,400	159,448
†TOTO	19,000	342,477
Trancom	22,000	1,202,598
†Trend Micro	11,500	393,717
†USS	18,500	334,069
YAMADA Consulting Group	6,400	213,621
Zuiko Corporation	4,400	151,718

Total (Cost $9,974,254)		11,981,002

MALAYSIA – 0.7%
Asia Brands	71,600	33,969
CB Industrial Product Holding	1,000,000	530,082
Media Prima	199,500	77,199
NTPM Holdings	242,300	43,348

Total (Cost $698,050)		684,598

MEXICO – 1.0%
Bolsa Mexicana de Valores	250,000	432,639
Fresnillo	55,000	599,746

Total (Cost $1,245,701)		1,032,385

NEW ZEALAND – 0.2%
Trade Me Group	83,000	193,397

Total (Cost $280,441)		193,397

NORWAY – 2.1%
Borregaard	16,300	115,383
Ekornes	45,000	545,249

44 | 2015 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2015 (unaudited)

Schedule of Investments (continued)

	SHARES	VALUE

NORWAY (continued)
†Kongsberg Automotive [1]	143,000	$99,401
Oslo Bors VPS Holding	8,500	98,655
TGS-NOPEC Geophysical	55,000	1,284,429

Total (Cost $2,619,835)		2,143,117

PHILIPPINES – 0.9%
Asian Terminals	375,000	106,454
Universal Robina	195,000	838,988

Total (Cost $659,732)		945,442

POLAND – 0.4%
†Warsaw Stock Exchange	33,000	415,484

Total (Cost $459,764)		415,484

SINGAPORE – 1.2%
†Asian Pay Television Trust	150,000	94,666
Hour Glass (The)	858,000	535,115
Parkson Retail Asia	274,300	96,739
†Riverstone Holdings	76,400	95,865
Silverlake Axis	552,000	401,648

Total (Cost $1,046,101)		1,224,033

SOUTH AFRICA – 2.5%
Blue Label Telecoms	390,000	259,337
Cashbuild	17,500	432,969
Coronation Fund Managers	59,000	399,654
JSE	15,000	158,421
Lewis Group	60,000	486,224
Metrofile Holdings	314,100	117,213
PSG Group	36,500	614,884

Total (Cost $1,981,754)		2,468,702

SOUTH KOREA – 0.3%
Eugene Technology	12,036	172,644
Handsome	2,200	70,411
Hankuk Carbon	10,000	62,307
Huvis Corporation	3,900	37,935

Total (Cost $373,452)		343,297

SPAIN – 0.3%
Atento [1,2]	18,000	258,840

Total (Cost $261,557)		258,840

SRI LANKA – 0.1%
Distilleries Company of Sri Lanka	46,100	93,027

Total (Cost $76,313)		93,027

SWEDEN – 0.5%
Bufab Holding	55,000	326,423
Nolato Cl. B	4,400	100,581
Recipharm Cl. B	3,300	61,702

Total (Cost $496,573)		488,706

SWITZERLAND – 5.3%
†Belimo Holding	175	417,402
†Burckhardt Compression Holding	600	227,338
†Burkhalter Holding	2,650	308,947
Forbo Holding	975	1,159,634
†Geberit	800	266,710
†Inficon Holding	1,250	427,162
†Kaba Holding	550	327,370
†LEM Holding	500	384,245
†Partners Group Holding	1,200	358,736
†Straumann Holding	1,000	274,346
†VZ Holding	4,700	1,131,077

Total (Cost $4,979,066)		5,282,967

TAIWAN – 0.8%
†Flytech Technology	35,900	143,114
Kinik Company	48,500	92,427
Lumax International	74,200	132,025
Makalot Industrial	17,959	154,535
Shih Her Technologies	67,800	90,094
Taiwan Paiho	55,800	157,339

Total (Cost $692,309)		769,534

TURKEY – 0.5%
Mardin Cimento Sanayii	300,000	473,490

Total (Cost $752,323)		473,490

UNITED ARAB EMIRATES – 0.7%
Aramex	750,000	710,610

Total (Cost $652,528)		710,610

UNITED KINGDOM – 13.4%
†Abcam	45,000	366,258
Ashmore Group	269,000	1,222,351
†AVEVA Group	16,200	460,213
Brammer	14,000	67,917
†Character Group	11,400	85,173
Clarkson	47,800	2,055,644
Consort Medical	92,500	1,322,600
e2v technologies	125,000	492,980
Elementis	110,000	443,501
Fenner	75,000	244,231
†Fidessa Group	12,500	446,824
Hargreaves Services	11,000	59,024
HellermannTyton Group	55,000	297,108
†ITE Group	200,000	537,367
Jupiter Fund Management	108,000	756,330
Kennedy Wilson Europe Real Estate	25,000	446,235
Latchways	29,000	357,695
Luxfer Holdings ADR [2]	4,500	58,500
Mattioli Woods	10,600	85,774
Norcros	543,600	164,420
Pendragon	144,600	86,337
†Polypipe Group	95,700	408,251
Rotork	214,000	782,112
Senior	80,000	360,759
Spirax-Sarco Engineering	21,989	1,172,289
†Synthomer	40,000	195,841
Trifast	82,700	159,829
†Victrex	12,500	379,064

Total (Cost $13,150,143)		13,514,627

UNITED STATES – 14.8%
Bel Fuse Cl. A [2]	26,672	551,044
Brooks Automation [2]	18,100	207,245
†Century Casinos [1]	6,200	39,060
Commercial Metals [2]	42,000	675,360

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2015 Semiannual Report to Stockholders | 45

Royce Global Value Trust	June 30, 2015 (unaudited)

Schedule of Investments (continued)

	SHARES	VALUE

UNITED STATES (continued)
Diebold [2,3]	28,800	$1,008,000
Diodes [1,2,3]	20,500	494,255
EnerSys [2]	11,000	773,190
Expeditors International of Washington [2,3]	19,300	889,827
Fairchild Semiconductor International [1,2,3]	24,600	427,548
Greif Cl. A [2]	13,400	480,390
Hallador Energy [2,3]	18,600	155,124
Innospec [2]	12,457	561,063
†INTL FCStone [1]	21,800	724,632
KBR [2,3]	59,200	1,153,216
†MSC Industrial Direct Cl. A	7,200	502,344
Nanometrics [1,2,3]	44,500	717,340
†National Instruments	17,900	527,334
Quaker Chemical [2,3]	8,400	746,256
Rogers Corporation [1,2]	6,000	396,840
Schnitzer Steel Industries Cl. A [2]	19,100	333,677
SEACOR Holdings [1,2,3]	6,000	425,640
Sensient Technologies [2,3]	12,100	826,914
Sun Hydraulics [2]	15,139	576,947
Tecumseh Products [1,2]	84,900	209,703
Tennant Company [2]	6,200	405,108
Valmont Industries	6,200	736,994
†Wiley (John) & Sons Cl. A	7,000	380,590

Total (Cost $15,961,671)		14,925,641

TOTAL COMMON STOCKS

(Cost $108,999,389)		106,392,030

REPURCHASE AGREEMENT– 3.2%
Fixed Income Clearing Corporation, 0.00% dated 6/30/15, due 7/1/15, maturity value
$3,261,000 (collateralized by obligations of various U.S. Government Agencies, 1.875%
due 6/30/20, valued at $3,327,950)

(Cost $3,261,000)		3,261,000

TOTAL INVESTMENTS – 109.0%

(Cost $112,260,389)		109,653,030

LIABILITIES LESS CASH AND OTHER ASSETS – (9.0)%		(9,067,913)

NET ASSETS – 100.0%		$100,585,117

†	New additions in 2015.
[1]	Non-income producing.
[2]
All or a portion of these securities were pledged as collateral in connection with the revolving credit agreement at June 30, 2015. Total market value of pledged securities at June 30, 2015, was $15,622,944.

[3]	At June 30, 2015, a portion of these securities were rehypothecated in connection with the Fund’s revolving credit agreement in the aggregate amount of $6,502,726.
[4]
A security for which market quotations are not readily available represents 0.1% of net assets. This security has been valued at its fair value under procedures approved by the Fund’s Board of Directors. This security is defined as a Level 3 security due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

Securities of Global/International Funds are categorized by the country of their headquarters, with the exception of exchange-traded funds.

Bold indicates the Fund’s 20 largest equity holdings in terms of June 30, 2015, market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $113,433,246. At June 30, 2015, net unrealized depreciation for all securities was $3,780,216, consisting of aggregate gross unrealized appreciation of $8,709,780 and aggregate gross unrealized depreciation of $12,489,996. The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

46 | 2015 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Global Value Trust	June 30, 2015 (unaudited)

Statement of Assets and Liabilities

ASSETS:
Total investments at value	$106,392,030

Repurchase agreements (at cost and value)	3,261,000

Receivable for investments sold	812,885

Receivable for dividends and interest	179,011

Prepaid expenses and other assets	37,663

Total Assets	110,682,589

LIABILITIES:
Revolving credit agreement	8,000,000

Payable to custodian for cash and foreign currency overdrawn	286,748

Payable for investments purchased	1,653,109

Payable for investment advisory fee	105,219

Payable for directors’ fees	7,870

Payable for interest expense	548

Accrued expenses	40,810

Deferred capital gains tax	3,168

Total Liabilities	10,097,472

Net Assets	$100,585,117

ANALYSIS OF NET ASSETS:
Paid-in capital - $0.001 par value per share; 10,295,973 shares outstanding (150,000,000 shares authorized)	$116,575,937

Undistributed net investment income (loss)	595,867

Accumulated net realized gain (loss) on investments and foreign currency	(13,978,721)

Net unrealized appreciation (depreciation) on investments and foreign currency	(2,607,966)

Net Assets (net asset value per share - $9.77)	$100,585,117

Investments at identified cost	$108,999,389

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2015 Semiannual Report to Stockholders | 47

Royce Global Value Trust	Six Months Ended June 30, 2015 (unaudited)

Statement of Operations

INVESTMENT INCOME:
INCOME:
Dividends	$1,761,171

Foreign withholding tax	(160,705)

Rehypothecation income	1,050

Securities lending	247

Total income	1,601,763

EXPENSES:

Investment advisory fees	609,914

Custody and transfer agent fees	55,214

Interest expense	45,330

Stockholder reports	42,756

Professional fees	15,091

Directors’ fees	13,050

Administrative and office facilities	6,752

Other expenses	18,487

Total expenses	806,594

Net investment income (loss)	795,169

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):

Investments	(7,445,330)

Foreign currency transactions	(13,297)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):

Investments and foreign currency translations	11,962,130

Other assets and liabilities denominated in foreign currency	1,707

Net realized and unrealized gain (loss) on investments and foreign currency	4,505,210

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$5,300,379

48 | 2015 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Global Value Trust

Statement of Changes in Net Assets

	SIX MONTHS ENDED
	6/30/15
	(UNAUDITED)	YEAR ENDED 12/31/14

INVESTMENT OPERATIONS:
Net investment income (loss)	$795,169	$1,335,060

Net realized gain (loss) on investments and foreign currency	(7,458,627)	(6,230,541)

Net change in unrealized appreciation (depreciation) on investments and foreign currency	11,963,837	(1,573,933)
Net increase (decrease) in net assets from investment operations	5,300,379	(6,469,414)

DISTRIBUTIONS:
Net investment income	–	(1,533,038)

Net realized gain on investments and foreign currency	–	–

Total distributions	–	(1,533,038)

CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions	–	603,492
Total capital stock transactions	–	603,492

Net Increase (Decrease) In Net Assets	5,300,379	(7,398,960)

NET ASSETS:

Beginning of period	95,284,738	102,683,698

End of period (including undistributed net investment income (loss) of $595,867 at 6/30/15 and $(199,302) at 12/31/14)	$100,585,117	$95,284,738

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2015 Semiannual Report to Stockholders | 49

Royce Global Value Trust	Six Months Ended June 30, 2015 (unaudited)

Statement of Cash Flows

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets from investment operations	$5,300,379

Adjustments to reconcile net increase (decrease) in net assets from investment operations to net cash used for operating activities:

Purchases of long-term investments	(39,557,494)

Proceeds from sales and maturities of long-term investments	34,123,323

Net purchases, sales and maturities of short-term investments	(3,261,000)

Net (increase) decrease in dividends and interest receivable and other assets	(60,830)

Net increase (decrease) in interest expense payable, accrued expenses and other liabilities	(12,118)

Net change in unrealized appreciation (depreciation) on investments	(11,962,130)

Net realized gain on investments and foreign currency	7,458,627

Net cash used for operating activities	(7,971,243)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net increase (decrease) in revolving credit agreement	8,000,000

Net cash provided by financing activities	8,000,000

INCREASE (DECREASE) IN CASH:	28,757

Cash and foreign currency at beginning of period	(315,505)

Cash and foreign currency at end of period	$(286,748)

50 | 2015 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Global Value Trust

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	SIX MONTHS ENDED
	6/30/2015	YEAR ENDED	PERIOD ENDED
	(UNAUDITED)	12/31/2014	12/31/2013[1]

Net Asset Value, Beginning of Period	$9.25	$10.05	$9.78

INVESTMENT OPERATIONS:
Net investment income (loss)	0.08	0.13	(0.00)

Net realized and unrealized gain (loss) on investments and foreign currency	0.44	(0.77)	0.27

Net increase (decrease) in net assets from investment operations	0.52	(0.64)	0.27

DISTRIBUTIONS:
Net investment income	–	(0.15)	–

Net realized gain on investments and foreign currency	–	–	–

Total distributions	–	(0.15)	–

CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	–	(0.01)	–

Total capital stock transactions	–	(0.01)	–

Net Asset Value, End of Period	$9.77	$9.25	$10.05

Market Value, End of Period	$8.31	$8.04	$8.89

TOTAL RETURN: [2]
Net Asset Value	5.62%[3]	(6.23)%	2.76%[3]
Market Value	3.36%[3]	(7.86)%	(0.95)%[3]

RATIOS BASED ON AVERAGE NET ASSETS:
Investment advisory fee expense	1.25%[4]	1.25%	1.25%[4]

Other operating expenses	0.40%[4]	0.24%	0.37%[4]

Total expenses (net)	1.65%[4]	1.49%	1.62%[4]

Expenses excluding interest expense	1.56%[4]	1.49%	1.62%[4]

Expenses prior to balance credits	1.65%[4]	1.49%	1.62%[4]

Net investment income (loss)	1.63%[4]	1.30%	(0.13)%[4]

SUPPLEMENTAL DATA:
Net Assets End of Period (in thousands)	$100,585	$95,285	$102,684

Portfolio Turnover Rate	34%	43%	7%

REVOLVING CREDIT AGREEMENT:
Asset coverage	1357%

Asset coverage per $1,000	13,573

[1]	The Fund commenced operations on October 18, 2013.
[2]
The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.

[3]	Not annualized
[4]	Annualized

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2015 Semiannual Report to Stockholders | 51

Royce Global Value Trust

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies
Royce Global Value Trust, Inc. (the “Fund”), is a diversified closed-end investment company that was incorporated under the laws of the State of Maryland on February 14, 2011. The Fund commenced operations on October 18, 2013.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

VALUATION OF INVESTMENTS:
Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Fund’s Board of Directors, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.
Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
Level 1 –	quoted prices in active markets for identical securities.
Level 2 –
other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Any Level 2 securities with values based on quoted prices for similar securities would be noted in the Schedule of Investments.

Level 3 –
significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2015. For a detailed breakout of common stocks by country, please refer to the Schedule of Investments.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Common Stocks	$106,311,401	$ –	$80,629	$106,392,030

Cash Equivalents	–	3,261,000	–	3,261,000

For the six months ended June 30, 2015, certain securities have transferred in and out of Level 1, Level 2 and Level 3 measurements. The Fund recognizes transfers between levels as of the end of the reporting period. At June 30, 2015, securities valued at $58,121,457 were transferred from Level 2 to Level 1 and securities valued at $80,629 were transferred from Level 2 to Level 3 within the fair value hierarchy.

52  | 2015 Semiannual Report to Stockholders

Royce Global Value Trust

Notes to Financial Statements (unaudited) (continued)

VALUATION OF INVESTMENTS (continued):

Level 3 Reconciliation:

UNREALIZED
	BALANCE AS OF 12/31/14	TRANSFERS IN	GAIN (LOSS)[1]	BALANCE AS OF 6/30/15

Common Stocks	$ –	$ 80,629	$ –	$ 80,629

[1]
The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

REPURCHASE AGREEMENTS:
The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities.

FOREIGN CURRENCY:
Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

SECURITIES LENDING:
The Fund loans securities through a lending agent to qualified institutional investors for the purpose of realizing additional income. Collateral for the Fund on all securities loaned is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral maintained is at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund retains the risk of any loss on the securities on loan as well as incurring the potential loss on investments purchased with cash collateral received for securities lending. The Fund’s securities lending income consists of the income earned on investing cash collateral, plus any premium payments received for lending certain securities, less any rebates paid to borrowers and lending agent fees associated with the loan. The lending agent is not affiliated with Royce.

DISTRIBUTIONS AND TAXES:
As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information”.
The Fund pays any dividends and capital gain distributions annually in December. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

CAPITAL GAINS TAXES:
The Fund is subject to a tax imposed on short-term capital gains on securities of issuers domiciled in certain countries. The Fund records an estimated deferred tax liability for these securities that have been held for less than one year. This amount, if any, is reported as deferred capital gains tax in the accompanying Statement of Assets and Liabilities, assuming those positions were disposed of at the end of the period, and accounted for as a reduction in the market value of the security.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:
Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

2015 Semiannual Report to Stockholders | 53

Royce Global Value Trust

Notes to Financial Statements (unaudited) (continued)

EXPENSES:
The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to the Funds are allocated by Royce & Associates, LLC (“Royce”) under an administration agreement and are included in administrative and office facilities and professional fees.

COMPENSATING BALANCE CREDITS:
The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Capital Stock:
The Fund issued 75,721 shares of Common Stock as reinvestment of distributions for the year ended December 31, 2014.

Borrowings:
The Fund has entered into a revolving credit agreement (the credit agreement) with BNP Paribas Prime Brokerage Inc. (BNPP). The Fund pays a commitment fee of 0.50% per annum on the unused portion of the credit agreement. The credit agreement has a 360-day rolling term that resets daily; however, if the Fund exceeds certain net asset value triggers, the credit agreement may convert to a 60-day rolling term that resets daily. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding and has granted a security interest in the securities pledged to, and in favor of, BNPP as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement necessitating the sale of portfolio securities at potentially inopportune times. The credit agreement also permits, subject to certain conditions, BNPP to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive payments in lieu of dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPP on demand. If BNPP fails to deliver the recalled security in a timely manner, the Fund is compensated by BNPP for any fees or losses related to the failed delivery or, in the event a recalled security is not returned by BNPP, the Fund, upon notice to BNPP, may reduce the loan balance outstanding by the amount of the recalled security failed to be returned. The Fund receives a portion of the fees earned by BNPP in connection with the rehypothecation of portfolio securities.
As of June 30, 2015, the Fund has outstanding borrowings of $8,000,000. During the six months ended June 30, 2015, the Fund borrowed an average daily balance of $7,381,215 at a weighted average borrowing cost of 1.22%. The maximum amount outstanding during the six months ended June 30, 2015 was $8,000,000. As of June 30, 2015, the aggregate value of rehypothecated securities was $6,502,726. During the six months ended June 30, 2015, the Fund earned $1,050 in fees from rehypothecated securities.

Investment Advisory Agreement:
The Investment Advisory Agreement between Royce and the Fund provides for fees to be paid at an annual rate of 1.25% of the Fund’s average daily net assets. For the six months ended June 30, 2015, the Fund accrued and paid Royce investment advisory fees totaling $609,914.

Purchases and Sales of Investment Securities:
For the six months ended June 30, 2015, the costs of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $41,210,604 and $34,808,867, respectively.

54 | 2015 Semiannual Report to Stockholders

Directors and Officers

All Directors and Officers may be reached c/o The Royce Funds, 745 Fifth Avenue, New York, NY 10151

Charles M. Royce, Director[1]
Age: 75 | Number of Funds Overseen: 27 | Tenure: Since 1982
Non-Royce Directorships: Director of TICC Capital Corp.
Principal Occupation(s) During Past Five Years: Chief Executive Officer and a Member of the Board of Managers of Royce & Associates, LLC (“Royce”), the Trust’s investment adviser.

Christopher D. Clark, Trustee[1], President
Age: 50 | Number of Funds Overseen: 27 | Tenure: Since 2014
Principal Occupation(s) During Past Five Years: President (since July 2014), Co-Chief Investment Officer (since January 2014), Managing Director and, since June 2015, a Member of the Board of Managers of Royce having been employed by Royce since May 2007.

Patricia W. Chadwick, Director
Age: 66 | Number of Funds Overseen: 27 | Tenure: Since 2009
Non-Royce Directorships: Trustee of ING Mutual Funds and Director of Wisconsin Energy Corp.
Principal Occupation(s) During Past 5 Years: Consultant and President of Ravengate Partners LLC (since 2000).

Richard M. Galkin, Director
Age: 77 | Number of Funds Overseen: 27 | Tenure: Since 1982
Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television, and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

Stephen L. Isaacs, Director
Age: 75 | Number of Funds Overseen: 27 | Tenure: Since 1989
Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as President of the Center for Health and Social Policy (from 1996 to 2012); Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

Arthur S. Mehlman, Director
Age: 73 | Number of Funds Overseen: 45 | Tenure: Since 2004
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 18 Legg Mason Funds.
Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of Municipal Mortgage & Equity, LLC (from October 2004 to April 1, 2011); Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

David L. Meister, Director
Age: 75 | Number of Funds Overseen: 27 | Tenure: Since 1982
Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Mr. Meister’s prior business experience includes having served as Chief Executive Officer of Seniorlife.com, a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films, and Head of Broadcasting for Major League Baseball.

G. Peter O’Brien, Director
Age: 69 | Number of Funds Overseen: 45 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 18 Legg Mason Funds; Director of TICC Capital Corp.
Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly: Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

Michael K. Shields, Director
Age: 57 | Number of Funds Overseen: 27 | Tenure: Since 2015
Principal Occupation(s) During Past Five Years: President and Chief Executive Officer of Piedmont Trust Company, a private North Carolina trust company (since May 2012). Mr. Shields’s prior business experience includes owning Shields Advisors, an investment consulting firm (from April 2010 to June 2012).

Francis D. Gannon, Vice President
Age: 47 | Tenure: Since 2014
Principal Occupation(s) During Past Five Years: Co-Chief Investment Officer (since January 2014) and Managing Director of Royce, having been employed by Royce since September 2006.

Daniel A. O’Byrne, Vice President
Age: 53 | Tenure: Since 1994
Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

Peter K. Hoglund, Treasurer
Age: 49 | Tenure: Since 2015
Principal Occupation(s) During Past Five Years: Principal, Chief Financial Officer, and Chief Administrative Officer of Royce, having been employed by Royce since December 2014. Prior to joining Royce, Mr. Hoglund spent more than 20 years with Munder Capital Management in Birmingham, MI, serving as Managing Director and Chief Financial Officer and overseeing all financial aspects of the firm. He began his career at Munder as a portfolio manager.

John E. Denneen, Secretary and Chief Legal Officer
Age: 48 | Tenure: 1996-2001 and Since 2002
Principal Occupation(s) During Past Five Years: General Counsel and, since June 2015, a Member of the Board of Managers of Royce; Chief Legal and Compliance Officer and Secretary of Royce; Secretary and Chief Legal Officer of The Royce Funds.

Lisa Curcio, Chief Compliance Officer
Age: 55 | Tenure: Since 2004
Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004) and Compliance Officer of Royce (since June 2004).

1 Interested Director.
   Director will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal.

2015 Semiannual Report to Stockholders |  55

Board Approval of Investment Advisory Agreements

At meetings held on June 3-4, 2015, the Funds’ respective Boards of Directors, including all of the non-interested directors, approved the continuance of the Investment Advisory Agreements between Royce & Associates, LLC (“R&A”) and each of Royce Value Trust, Inc., Royce Micro-Cap Trust, Inc., and Royce Global Value Trust, Inc. (each, a “Fund” and collectively, the “Funds”). In reaching these decisions, each Board reviewed the materials provided by R&A, which included, among other things, information prepared internally by R&A and independently by Morningstar Associates, LLC (“Morningstar”) containing detailed expense ratio and investment performance comparisons for the Funds with other funds in their respective “peer groups”, information regarding the past performance of the Funds and other registered investment companies managed by R&A and a memorandum outlining the legal duties of each Board prepared by independent counsel to the non-interested directors. R&A also provided the directors with an analysis of its profitability with respect to providing investment advisory services to each of the Funds. In addition, each Board took into account information furnished throughout the year at regular Board meetings, including reports on investment performance, stockholder services, regulatory compliance, brokerage commissions and research, and brokerage and execution products and services provided to the Funds. Each Board also considered other matters it deemed important to the approval process, such as allocation of Fund brokerage commissions, “soft dollar” research services R&A receives and other direct and indirect benefits to R&A and its affiliates, from their relationship with the relevant Fund. The directors also met throughout the year with investment advisory personnel from R&A. Each Board, in its deliberations, recognized that, for many of the Funds’ stockholders, the decision to purchase Fund shares included a decision to select R&A as the investment adviser and that there was a strong association in the minds of Fund stockholders between R&A and each Fund. In considering factors relating to the approval of the continuance of the Investment Advisory Agreements, the non-interested directors received assistance and advice from, and met separately with, their independent counsel. While the Investment Advisory Agreements were considered at the same Board meetings, the Boards dealt with each agreement separately. Among other factors, the directors considered the following:

    The nature, extent and quality of services provided by R&A: Each Board considered the following factors to be of fundamental importance to its consideration of whether to approve the continuance of the relevant Fund’s Investment Advisory Agreement: (i) R&A’s more than 40 years of value investing experience and track record; (ii) the history of long-tenured R&A portfolio managers managing the Funds; (iii) R&A’s focus on mid-cap, small-cap and micro-cap value investing; (iv) the consistency of R&A’s approach to managing the Funds and open-end mutual funds over more than 40 years; (v) the integrity and high ethical standards adhered to at R&A; (vi) R&A’s specialized experience in the area of trading small- and micro-cap securities; (vii) R&A’s historical ability to attract and retain portfolio management talent and (viii) R&A’s focus on stockholder interests as exemplified by expansive stockholder reporting and communications. Each Board reviewed the services that R&A provides to each Fund, including, but not limited to, managing each Fund’s investments in accordance with the stated policies of each Fund. Each Board considered the fact that R&A provided certain administrative services to the Funds at cost pursuant to the Administration Agreement between the Funds and R&A. Each Board determined that the services to be provided to each Fund by R&A would be the same as those that it previously provided to the relevant Fund. The Boards also took into consideration the histories, reputations and backgrounds of R&A’s portfolio managers for the Funds, finding that these would likely have an impact on the continued success of the Funds. Lastly, each Board noted R&A’s ability to attract and retain qualified and experienced personnel. The directors concluded that the investment advisory services provided by R&A to each Fund compared favorably to services provided by R&A to other R&A client accounts, including other funds, in both nature and quality, and that the scope of services provided by R&A would continue to be suitable for the Funds.

    Investment performance of the Funds and R&A: In light of R&A’s risk-averse approach to investing, each Board believes that risk-adjusted performance continues to be the most appropriate measure of each Fund’s investment performance. One measure of risk-adjusted performance the Boards use in their review of the Funds’ performance is the Sharpe Ratio. The Sharpe Ratio is a risk-adjusted measure of performance developed by Nobel Laureate William Sharpe. It is calculated by dividing a fund’s annualized excess returns by its annualized standard deviation to determine reward per unit of risk. The higher the Sharpe Ratio, the better a fund’s historical risk-adjusted performance. The Boards attach primary importance to risk-adjusted performance over relatively long periods of time, typically 3 to 10 years. It was noted, however, that Royce Global Value Trust, Inc. (“RGT”) only commenced operations in October 2013. Using Morningstar data, the Sharpe Ratio for Royce Value Trust, Inc. (“RVT”) placed in the 4th quartile within the Small Blend category assigned by Morningstar for the 3-year, 5-year, and 10-year periods ended December 31, 2014 while the Sharpe Ratio for Royce Micro-Cap Trust, Inc. (“RMT”) placed in the 3rd quartile within the same Morningstar category for those same periods. It was noted that each of RVT and RMT focuses on high quality companies (e.g., those with solid balance sheets, low leverage, the ability to generate and effectively allocate free cash flow, and strong returns on invested capital), which hurt their relative performance during the recent market period that has been marked by historically low interest rates and U.S. Federal Reserve market intervention. In addition, the past use of leverage by each of RVT and RMT through preferred stock created higher volatility and worse down market performance. The Sharpe Ratio for RGT placed in the third quartile within the Foreign Small/Mid Value category assigned by Morningstar for the 1-year period ended December 31, 2014. The Board noted the inherent limitations of a one-year Sharpe Ratio in evaluating RGT’s investment performance.

    In addition to each Fund’s risk–adjusted performance, each Board also reviewed and considered each Fund’s absolute total returns, down market performance, and long-term performance records for periods of 10 years and longer for RVT and RMT. Each Board also considered it important to look beyond the current snapshot of performance as of December 31, 2014 and therefore examined extended performance histories for each Fund using monthly rolling average return periods through March 31, 2015.

    Each Board noted that R&A manages a number of funds that invest in micro-cap, small-cap, and mid-cap issuers, many of which had outperformed their benchmark indexes and their competitors during preceding periods. Although each Board recognized that past performance is not necessarily an indicator of future results, it found that R&A had the necessary qualifications, experience and track record in managing micro-cap, small-cap, and mid-cap securities to manage the relevant Fund. The directors determined that R&A continued to be an appropriate investment adviser for the Funds and concluded that each Fund’s performance supported the renewal of its Investment Advisory Agreement.

    Cost of the services provided and profits realized by R&A from its relationship with the Funds: Each Board considered the cost of the services provided by R&A and profits realized by R&A from its relationship with each Fund. As part of the analysis, each Board

56  |  2015 Semiannual Report to Stockholders

Board Approval of Investment Advisory Agreements (continued)

discussed with R&A its methodology in allocating its costs to each Fund and concluded that its allocations were reasonable. Each Board concluded that R&A’s profits were reasonable in relation to the nature and quality of services provided.

    The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale: Each Board considered whether there have been economies of scale in respect of the management of each Fund, whether each Fund has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. Each Board noted the time and effort involved in managing portfolios of micro-, small- and mid-cap stocks and that they did not involve the same efficiencies as do portfolios of large-cap stocks. Each Board concluded that the current fee structure for each Fund was reasonable, that stockholders sufficiently participated in economies of scale and that no changes were currently necessary.

    Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: Each Board reviewed the investment advisory fee paid by each Fund and compared both the services to be rendered and the fees to be paid under the Investment Advisory Agreements to other contracts of R&A and to contracts of other investment advisers to registered investment companies investing in small- and micro-cap stocks, as provided by Morningstar. In the case of RVT, its Board noted that it had a 1.00% basic fee that is subject to adjustment up or down (up to 0.50% in either direction) based on its performance versus the S&P 600 SmallCap Index over a rolling period of 60 months. The fee is charged on average net assets over that rolling period. As a result, in a rising market, the fee will be smaller than a fee calculated on the current year’s average net assets, and vice versa. The Board determined that the performance adjustment feature continued to serve as an appropriate incentive to R&A to manage RVT for the benefit of its long-term common stockholders. The Board also noted that the fee arrangement, which also includes a provision for no fee in periods where RVT’s trailing three-year performance is negative, requires R&A to measure RVT’s performance monthly against the S&P 600, an unmanaged index. Instead of receiving a set fee regardless of its performance, R&A is penalized for poor performance. The Board noted that RVT’s net expense ratio placed it in the 1st percentile within its Morningstar peer group for 2014. In the case of RMT, the Board noted that it also had a 1.00% basic fee subject to adjustment up or down based on its performance versus the Russell 2000 Index over a rolling 36 month period. The fee is charged on average net assets over that rolling period. As a result, in a rising market, the fee will be smaller than a fee calculated on the current year’s average net assets, and vice versa. The Board determined that the performance adjustment feature continued to serve as an incentive to R&A to manage RMT for the benefit of its long-term common stockholders. The Board noted that RMT’s net expense ratio placed it in the 1st quartile when compared against its Morningstar peer group for 2014. Finally, in the case of RGT, the Board noted that its net expense ratio based on average net assets fell within the 75th percentile of its Morningstar-assigned open-end peer group, 15 basis points above the Morningstar peer group median.

    Each Board also noted that R&A manages the relevant Fund in an active fashion. The industry accepted metric for measuring how actively an equity portfolio is managed is called “active share.” In particular, active share measures how much the holdings of an equity portfolio differ from the holdings of its appropriate passive benchmark index. At the extremes, a portfolio with no holdings in common with the benchmark would have 100% active share, while a portfolio that is identical to the benchmark would have 0% active share. R&A presented a chart to the Boards which demonstrated that funds with high active share scores had higher expense ratios than funds with lower active share scores due to the resources required for the active management of those funds.

    Each Board also considered fees charged by R&A to institutional and other clients and noted that, given the greater levels of services that R&A provides to registered investment companies such as the Funds as compared to other accounts, the base investment advisory fee for RVT and RMT and the advisory fee for RGT compared favorably to the investment advisory fees charged to those other accounts.

    It was noted that no single factor was cited as determinative to the decision of the directors. Rather, after weighing all of the considerations and conclusions discussed above, each entire Board, including all of the non-interested directors, approved the continuation of the existing Investment Advisory Agreement, concluding that a contract continuation on the existing terms was in the best interest of the stockholders of each Fund and that each investment advisory fee rate was reasonable in relation to the services provided.

2015 Semiannual Report to Stockholders  |  57

Notes to Performance and Other Important Information

The thoughts expressed in this Review and Report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at June 30, 2015, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of June 30, 2015 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this Review and Report will be included in any Royce-managed portfolio in the future. Investments in securities of micro-cap, small-cap and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. All publicly released material information is always disclosed by the Funds on the website at www.roycefunds.com.

    Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.

    All indexes referred to are unmanaged and capitalization weighted. Each index’s returns include net reinvested dividends and/or interest income. Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 Index is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell Microcap Index includes 1,000 of the smallest securities in the Russell 2000 Index along with the next smallest eligible securities as determined by Russell. The Russell 1000 Index is an index of domestic large-cap stocks. It measures the performance of the 1,000 largest publicly traded companies in the Russell 3000 Index. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. It includes approximately 800 of the smallest securities in the Russell 1000 Index. The Russell Global Small Cap Index is an unmanaged, capitalization-weighted index of global small-cap stocks. The Russell Global ex-U.S. Large Cap Index is an index of global large-cap stocks, excluding the United States. The Russell Global ex-U.S. Small Cap Index is an index of global small-cap stocks, excluding the United States. The S&P 500 and SmallCap 600 are indexes of U.S. large- and small-cap stocks, respectively, selected by Standard & Poor’s based on market size, liquidity, and industry grouping, among other factors. The Nasdaq Composite is an index of the more than 3,000 common equities listed on the Nasdaq stock exchange. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Returns for the market indexes used in this report were based on information supplied to Royce by Russell Investments.

    The Price-Earnings, or P/E, Ratio is calculated by dividing a company’s share price by its trailing 12-month earnings-per share (EPS). The Price-to-Book, or P/B, Ratio is calculated by dividing a company’s share price by its book value per share. The Morningstar Style Map uses proprietary scores of a stock’s value and growth characteristics to determine its placement in one of the five categories listed on the horizontal axis. These characteristics are then compared to those of other stocks within the same market capitalization band. Each is scored from zero to 100 for both value and growth attributes. The value score is subtracted from the growth score to determine the overall style score. For the vertical, market cap axis, Morningstar subdivides into size groups. Giant-cap stocks are defined as those that account for the top 40% of the capitalization of each style zone; large-cap stocks represent the next 30%; mid-cap stocks the next 20%; small-cap stocks the next 7%; micro-cap stocks the smallest 3%. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, Inc.

Forward-Looking Statements
This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•	the Funds’ future operating results
•	the prospects of the Funds’ portfolio companies
•	the impact of investments that the Funds have made or may make
•	the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and
•	the ability of the Funds’ portfolio companies to achieve their objectives.

    This Review and Report uses words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.

    The Royce Funds have based the forward-looking statements included in this Review and Report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future stockholder communications or reports.

Authorized Share Transactions
Royce Value Trust, Royce Micro-Cap Trust, and Royce Global Value Trust may each repurchase up to 5% of the issued and outstanding shares of its respective common stock during the year ending December 31, 2015. Any such repurchases would take place at then prevailing prices in the open market or in other transactions. Common stock repurchases would be effected at a price per share that is less than the share’s then current net asset value.

    Royce Value Trust, Royce Micro-Cap Trust, and Royce Global Value Trust are also authorized to offer their common stockholders an opportunity to subscribe for additional shares of their common stock through rights offerings at a price per share that may be less than the share’s then current net asset value. The timing and terms of any such offerings are within each Board’s discretion.

Annual Certifications
As required, the Funds have submitted to the New York Stock Exchange (“NYSE”) for Royce Value Trust, Royce Micro-Cap Trust, and Royce Global Value Trust the annual certification of the Funds’ Chief Executive Officer that he is not aware of any violation of the NYSE’s listing standards. The Funds also have included the certification of the Funds’ Chief Executive Officer and Chief Financial Officer required by section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Funds’ form N-CSR for the period ended December 31, 2014, filed with the Securities and Exchange Commission.

58  |  2015 Semiannual Report to Stockholders

Notes to Performance and Other Important Information (continued)

Proxy Voting
A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.roycefunds.com, by calling (800) 221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Form N-Q Filing
The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Royce Funds’ holdings are also on the Funds’ website approximately 15 to 20 days after each calendar quarter end and remain available until the next quarter’s holdings are posted. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at (800) 732-0330. The Funds’ complete schedules of investments are updated quarterly, and are available at www.roycefunds.com.

2015 Semiannual Report to Stockholders  |  59

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About The Royce Funds	Contact Us

Wealth of Experience
With approximately $27 billion in total assets under management, Royce & Associates is committed to the same investment principles that have served us well for more than 40 years. Chuck Royce, our Chief Executive Officer, enjoys one of the longest tenures of any active mutual fund manager. Royce’s investment staff also includes 23 portfolio managers and analysts and eight traders.
GENERAL INFORMATION General Royce Funds information including an overview of our firm and Funds (800) 221-4268

Multiple Funds, Common Focus
Our goal is to offer both individual and institutional investors the best available micro-cap, small-cap, and/or mid-cap portfolios. We have chosen to concentrate on smaller-company investing by providing investors with a range of funds that take full advantage of this large and diverse sector.
COMPUTERSHARE Transfer Agent and Registrar Speak with a representative about: • Your account, transactions, and forms (800) 426-5523

Consistent Discipline
Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.
FINANCIAL ADVISORS AND BROKER-DEALERS Speak with your regional Royce contact regarding: • Information about our firm, strategies, and Funds • Fund Materials (800) 337-6923

Co-Ownership of Funds
It is important that our employees and Stockholders share a common financial goal. Our officers, employees, and their families currently have more than $127 million invested in The Royce Funds and are often among the largest individual Stockholders.

roycefunds.com

Item 2.  Code(s) of Ethics.   Not applicable to this semi-annual report.

Item 3.  Audit Committee Financial Expert.   Not applicable to this semi-annual report.

Item 4.  Principal Accountant Fees and Services.   Not applicable to this semi-annual report.

Item 5.  Audit Committee of Listed Registrants.   Not applicable to this semi-annual report.

Item 6.  Investments.
(a) See Item 1.

(b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.   Not applicable to this semi-annual report.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.   Not applicable to this semi-annual report.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.   Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.   Not applicable.

Item 11.  Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the second fiscal quarter of the period covered by this report.

Item 12. Exhibits.   Attached hereto.

(a)(1) Not applicable to this semi-annual report.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROYCE GLOBAL VALUE TRUST, INC.

BY:	/s/ Christopher D. Clark

Christopher D. Clark
President

Date: August 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

ROYCE GLOBAL VALUE TRUST, INC.		ROYCE GLOBAL VALUE TRUST, INC.

BY:	/s/ Christopher D. Clark	BY:	/s/ Peter K. Hoglund

	Christopher D. Clark		Peter K. Hoglund
	President		Chief Financial Officer

Date: August 28, 2015		Date: August 28, 2015